UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05104

Capital World Bond Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

Capital World Bond Fund

A global search for the right investments

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Annual report for the year ended September 30, 2008

Capital World Bond Fund® seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

This fund is one of the 31 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

The fund’s 30-day yield for Class A shares as of October 31, 2008, calculated in accordance with the Securities and Exchange Commission formula, was 4.80% (4.75% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 5.87%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities, while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 30.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield and lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing in non-U.S. bonds may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation and illiquidity. For more complete information, please read the prospectus.

In this report

Special feature

A global search
for the right investments	4

Capital World Bond Fund’s portfolio counselors and investment analysts travel around the world in their quest for the right investments, underscoring the fund managers’ depth of research and commitment to sound investing.

Contents

Letter to shareholders	1

The value of a
long-term perspective	3

About your fund	10

Summary investment portfolio	11

Financial statements	15

Board of directors and
other officers	31

Fellow shareholders:

[photo of a train on tracks - mountains in the background]

The spread of the global financial crisis and a difficult market for both bonds and currencies led Capital World Bond Fund to post a negative return for the 2008 fiscal year. For the 12 months ended September 30, 2008, the fund lost 1.1% on a total return basis. In comparison, the Lipper Global Income Funds Index, a measure of peer results, fell 3.1%. The Lehman Brothers Global Aggregate Index (an unmanaged measure of investment-grade fixed-income markets that does not include expenses) rose 2.8%.

The fund’s total return was aided by the income generated by the portfolio’s holdings. For the fiscal year, fund shareholders received quarterly dividends totaling 68 cents a share, a one-time special dividend of 36.6 cents a share, and a capital gains distribution valued at 6 cents a share. These dividends provided shareholders with an income return of 5.3% for those reinvesting their income. Those opting to take income in cash realized an income return of 5.2%.

United States
The U.S. bond market, as measured by the U.S. portion of the Lehman Brothers Global Aggregate Index, posted a 3.7% gain for the year, though the second half of the year was particularly difficult for U.S. bond investing. Many investment-grade corporate bonds, especially those issued by financial companies, fell sharply as concerns about the worsening credit markets led investors to sell those assets at sharply discounted prices. Asset-backed and privately originated mortgage-backed securities also fell greatly in value, while U.S. Treasuries benefited from a flight to quality.

Despite a series of rate cuts from the Federal Reserve and, later on, the promise of federal intervention and capital, the market for many financial assets “froze” — the number of market transactions decreased to the point of nearly ceasing altogether, which hinders normal price discovery and generally prompts announced prices to fall sharply.

These market factors, together with deteriorating prices on certain types of residential real estate investments, contributed to the failure of financial institutions such as Bear Stearns, Lehman Brothers and Washington Mutual, the rapid sale of Merrill Lynch, and infusions of government capital to prevent the failures of Freddie Mac, Fannie Mae and American International Group. As of this writing,
U.S. financial markets continue to be in flux, while Treasury yields remain low.

Europe
European non-government bond markets followed the same path as their American counterparts, especially suffering a sharp decline in the latter half of the year as the U.S. credit crisis spread through the rest of the world. Many European investors, like their U.S. counterparts, sought the relative safety of government issues. In local currency terms, bond markets in Denmark, Norway and Sweden fared better than the U.S., while bonds in the United Kingdom and those in the euro zone lagged.

[Begin Sidebar]
Results at a glance

For periods ended September 30, 2008, with all distributions reinvested

	Total return	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]
Capital World Bond Fund
(Class A shares)	–1.06%	5.25%	5.68%	7.24%

Lehman Brothers Global
Aggregate Index[2]	2.80	4.76	4.91	7.26

Lipper Global Income
Funds Index	–3.07	3.73	4.60	—	[3]

[1]Since August 4, 1987.
[2]This index did not exist until December 31, 1989. For the period August 4, 1987, to December 31, 1989, the Citigroup World Government Bond Index (formerly the Salomon Brothers World Government Bond Index) results were used. Market indexes are unmanaged and include reinvested dividends, but do not reflect the effect of sales charges, commissions or expenses.

[3]This index did not exist prior to December 30, 1988.
[End Sidebar]

A strengthening dollar and a sharp decline in the euro in the latter half of the year undercut most of the gains from European bonds to a U.S. investor. As a result, many of the fund’s European holdings actually lost value in U.S. dollar terms as the fiscal year came to a close.

Other developed markets
Japanese bonds provided one of the few bright spots for the portfolio during the fiscal year. Japan continues to struggle with weak economic growth, and interest rates in the country remain lower than the rest of the world, even with the coordinated rate cuts by other central banks on October 8, 2008. Yet the yen continued to hold firm against other currencies, turning a modest return from its bonds into a solid gain for the portfolio.

Australia and Canada largely mirrored their European counterparts, with modest gains erased by currency fluctuations. Declines in commodity prices hurt these two countries’ economies, in addition to the harm caused by the credit market crisis.

Developing markets
At the end of the fiscal year, roughly 9% of the fund’s portfolio was invested in developing markets, down from about 23% of net assets at the close of the previous fiscal year. Returns from developing markets varied widely, especially when considering currency fluctuations. Market returns from the Czech Republic, Poland and Turkey all surpassed those of the United States, as did Mexico, while returns from Argentina, Egypt, Indonesia and South Africa were all sharply negative in U.S. dollar terms.

Managing the portfolio
Capital World Bond Fund, as always, seeks to maximize long-term returns through income and capital appreciation on portfolio holdings, as well as from changes in the currency markets. The difficult market environment over the last year resulted in declines in the values of our holdings.

Corporate bonds suffered the most; even though the fund holds just 19.6% of its assets in global corporate bonds, the vast majority of which are high quality, they nonetheless dragged on the fund’s returns. Likewise, the change in currency trends, happening swiftly in the last quarter of the fund’s fiscal year, also lowered returns (with the exception of the Japanese yen).

Sharp fluctuations in currencies can occur and still be difficult to explain even when economic fundamentals appear clearer than they do now. The added stresses coming from the global financial system have introduced a strong element of further volatility into currency relationships. The monitoring of trends in currencies and responding to sustainable currency movements in our investment strategy remains one of the fund’s major missions.

We added to our holdings in government bonds from the United States and Europe, reducing our exposure to the more volatile holdings in developing markets in Asia and Eastern Europe as the year progressed. More than three-quarters of the fund’s assets are now invested in either the U.S. or Europe.

Looking ahead
It is difficult to make forecasts for the global economy in the current environment; the situation is simply too fluid. We are encouraged by the recent moves by global governments to lower interest rates and inject capital into the world’s financial system. However, we remain cautious, as it will take months for the impact of such moves to be felt, and potentially years for the financial system’s problems to be sorted out. Nonetheless, we continue to monitor global markets for economic, interest rate and currency trends that may benefit our shareholders, and we will actively pursue opportunities where they can be found.

We are once again encouraged by the fund’s growth over the past year, particularly given the market’s difficulties. Our shareholder base has climbed 77%, while the fund’s net assets have grown approximately 72%. We welcome our new shareholders to the fund, and thank all of our shareholders for their patience and continued support. We look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ Mark H. Dalzell
Mark H. Dalzell
President

November 10, 2008

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown over the fund’s lifetime

Fund figures reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

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Year ended September 30	Capital World Bond Fund[3]	Citigroup World Government Bond Index[3]	Consumer Price Index (inflation)[5]	Lehman Brothers Global Aggregate Index[3,4]

8/4/87	$9,625	$10,000	$10,000	$10,000
*1987	9,589	9,865	10,105	9,865
1988	10,852	11,280	10,527	11,280
1989	11,444	12,013	10,984	12,013
1990	12,354	12,918	11,661	12,947
1991	14,343	14,861	12,056	14,935
1992	15,699	17,581	12,417	17,257
1993	17,332	19,187	12,750	18,742
1994	17,225	19,535	13,128	18,714
1995	20,343	22,696	13,462	21,668
1996	21,903	23,649	13,866	22,910
1997	22,863	24,219	14,165	24,152
1998	24,330	27,023	14,376	27,260
1999	24,252	27,152	14,754	26,848
2000	23,308	26,093	15,264	26,266
2001	24,748	27,831	15,668	28,359
2002	26,967	30,744	15,905	31,019
2003	32,721	35,167	16,274	34,899
2004	35,325	37,629	16,687	37,173
2005	37,635	38,766	17,469	38,360
2006	38,783	39,632	17,830	39,593
2007	42,716	43,077	18,321	42,840
2008	42,261	45,620	19,225	44,042
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]With dividends and capital gains reinvested or interest compounded.

[4]Lehman Brothers Global Aggregate Index did not exist until December 31, 1989. For the period of August 4, 1987, through December 31, 1989, the Citigroup World Government Bond Index (formerly the Salomon Brothers World Government Bond Index) results were used.

[5]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]For the period of August 4, 1987 (when the fund began operations), through September 30, 1987.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.
Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2008)*

	1 year	5 years	10 years

Class A shares	–4.79%	4.44%	5.27%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.90%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Please see the Financial Highlights table on pages 24 and 25 for details.

A global search for the right investments

Capital World Bond Fund’s portfolio counselors and investment analysts travel around the world in their quest for the right investments, underscoring the fund managers’ depth of research and commitment to sound investing.

What do the Irish banking system, Israeli currency fluctuations, Turkish politics and South African department stores have to do with your portfolio? They’re all part of the increasingly complex, global financial system that the portfolio counselors and analysts of the Capital World Bond Fund seek to understand every day.

Capital World Bond Fund invests in bonds issued by more than 390 companies and 53 governments around the world. The challenges of investing in global bond markets require portfolio counselors and analysts to understand not only the potential bond investment itself, but the context in which international companies and other nations operate.

That understanding can’t always be achieved sitting at a desk. While the investment professionals working on Capital World Bond Fund can and do analyze a constant flow of information, there’s no substitute for seeing how the complex interplay works between companies and economies on the ground.

“Research travel is an absolutely critical part of what we do,” says Mark Dalzell, one of the portfolio counselors for the fund. “We are actively weighing our investments with each visit, learning as much as we can to make the best decisions possible.”

Such travel is part of the core philosophy of the fund, which depends on intensive on-the-ground research to identify new issues and opportunities. The fund’s professionals will travel alone, in pairs of portfolio counselors and analysts (a particularly productive model) or occasionally in larger groups. The professionals not on a particular trip will learn about the research results from reports and discussions.

Over the past year, the research trips taken by the fund’s professionals have been helpful in understanding the effect of global credit problems. The following is a look at how these travels have made a difference for the fund.

Irish Miracle fading?
The economic situation in Ireland has a great deal in common with the United States of late — especially when it comes to real estate related problems. While the growing global credit crisis was beginning to envelop much of Europe, Ireland with its banks was, together with the United Kingdom and Spain, closer to the eye of the storm. A visit to Ireland just this past autumn helped the fund’s managers understand the impact of collapsing real estate demand on the Irish economy and its banks.

[Begin Sidebar]
[photo of Mark Dalzell]
Mark Dalzell, portfolio counselor

“Research travel is an absolutely critical part of what we do. We are actively weighing our investments with each visit, learning as much as we can to make the best decisions possible.”
[End Sidebar]

[Begin Photo Caption]
[photo of a round building on a hillside with the shore below]
County Derry, Ireland
[End Photo Caption]

Thanks to market-friendly Irish government initiatives and big corporate tax breaks, Ireland enjoyed immense economic growth over the past decade. The Irish Miracle, as it’s been called, not only created jobs for Irish citizens, but also attracted workers from across Europe and businesses from around the world. Real estate flourished, and massive commercial and residential construction projects took root.

“One important side effect of the Irish Miracle was a major housing boom that really coincided with the U.S. housing boom,” says investment analyst Nicholas Whyatt. “Sure, many companies hired plenty of Irish nationals, but there were many immigrants as well. And they needed a place to live.” Construction became a major part of the Irish economy — up to 17% of the Irish workforce was involved in this sector and closely related areas at one point, Nicholas says.

Irish home prices had already peaked at very high levels and started to fall even before Ireland had begun feeling the pinch of the global credit crisis, which was putting the spotlight on its banks. Even in tax-friendly Ireland, companies have been cutting back operations — and jobs. The construction boom halted, and many Irish lost jobs. That put immense pressure on Irish banks, which had lent freely to both construction projects and to individual workers for their mortgages during the good times.

To gauge the extent of the problem, Mark joined London-based Nicholas for a visit to Ireland’s three major banking companies, along with local economists and experts. “Thankfully, we found that the overall losses in residential mortgages were likely to be far less in Ireland than we saw in the United States, mainly due to Irish bankruptcy laws,” Nicholas says. “However, you still had people’s investments in their homes falling dramatically — up to 20% in some places.”

The banks, for their part, had been able to rely less on deposits from customers and more on riskier wholesale funding in the money markets, in part to feed strong demand for loans from both businesses and homeowners. Shortly after Nicholas and Mark left, Irish bank deposits and most debt received a blanket guarantee from the government — a regulatory model used by other European countries with their own banks in the weeks that followed the visit to Ireland.

[Begin Sidebar]
Capital World Bond Fund’s investments

Sovereign debt
Sovereign debt refers to a bond issued by a particular country and denominated in either its own currency or a foreign currency. The value of sovereign debt in its local currency is influenced by two primary factors: the relative financial health of the country issuing the bond, and currency fluctuations on international markets. U.S. Treasuries are considered sovereign debt.

Corporate debt
A bond issued by a corporation is called corporate debt. It generally provides higher yield than sovereign debt of developed countries, because corporations generally carry more risk of default on bonds than an entire national government would. The value of corporate debt is also measured by the health of the company in question, as well as currency fluctuations (if they apply).

Developing country debt
Markets in developing nations — primarily in Eastern Europe, the Middle East, Latin America, Africa and parts of Asia — may be quite advanced, but markets might be still developing the economic, regulatory and financial infrastructure needed for comparison to developed countries. So sovereign and corporate debt from emerging markets is considered somewhat more risky.
[End Sidebar]

[Begin Photo Caption]
[photo of Charles Bridge in Prague, Czech Republic]
Prague, Czech Republic
[End Photo Caption]

[Begin Sidebar]
[photo of Jim Mulally]
Jim Mulally, portfolio counselor
“On these trips, it’s necessary to get a fuller picture of the economy and the politics behind it from all sides, not just the official government line.”
[End Sidebar]

Turmoil in Turkey
In most nations, politics and economics go hand-in-hand. So in addition to studying economic health, the investment professionals of Capital World Bond Fund must also study how political change may affect the fund’s investments. And in some countries, the politics can get pretty intense.

Mark and fellow portfolio counselors Jim Mulally and Thomas Hogh, along with London-based investment analyst Kirstie Spence, saw that firsthand on a June visit to Turkey. Occasionally, a team of fixed-income professionals from the fund, sometimes accompanied by some of their equity counterparts, will go to places that offer particularly complex investments in order to benefit from the multiple perspectives managers and analysts can have.

The Turkish economy is relatively strong compared to others in the region, thanks to economic reforms in 2001 that led to explosive growth in heavy industry. Turkey is a secular state, though its people are predominately Muslim. Elections over the past few years have caused a great deal of controversy between old-guard secularists and Islamic reformers. “It’s very messy politics, but at least both sides agree on the need for economic growth,” says Kirstie, one of the fund’s leading analysts for emerging markets. “You have to consider how much this push-pull will impact economic policy and thus the investments we have.”

Government meetings are common on many research visits — in this case, the group met with the Turkish state minister for the economy, the head of the nation’s central bank and the first deputy prime minister. But they also met with a noted political sociology professor and representatives of the International Monetary Fund, as well as a number of Turkey’s corporate leaders, to gain their perspectives on the country’s economy.

“On these trips, it’s necessary to get a fuller picture of the economy and the politics behind it from all sides, not just the official government line,” Jim notes. “The governments will always try to put things in the best possible light. So you have to find those other sources that, while perhaps not unbiased, at least give a different point of view. The truth is somewhere in the middle, and it’s our job to figure out where.”

Turkish bonds only represented 0.5% of the portfolio at the close of this fiscal year, down from 2.0% at the close of the previous fiscal year. That decrease reflects both greater enthusiasm for other investments and caution regarding Turkey’s development. The June meetings in Turkey did not altogether remove the caution, but there are reasons to be optimistic about the future.

“Turkey is still on the path to economic maturity, though it’s still somewhat unsure of itself,” says Kirstie. “It’s in kind of a pubescent stage. But we came away feeling that all of the political turmoil won’t have too great an effect on the economy. Of course, we’re still monitoring it constantly.”

[Begin Photo Caption]
[photo of the Ayasofya Museum in Istanbul, Turkey]
Istanbul, Turkey
[End Photo Caption]

The Israel mystery
From Turkey, the same group went on to Tel Aviv, Israel’s biggest city and its economic hub, hoping to gain greater insights into the Israeli economy. Israeli bonds make up about 1.7% of the fund’s total holdings before forward contracts. As in Turkey, the group’s agenda included meetings with government officials, business executives, academics and outsiders.

[Begin Sidebar]
[photo of Thomas Hogh]
Thomas Hogh, portfolio counselor

“There was a cultural understanding we had to gain with regard to Israel.
It’s simply part of the equation, and now we can look at the numbers with more nuance.”

[photo of Rob Neithart]
Rob Neithart, portfolio counselor

“You have to keep looking at the Middle East, because it’s going to mature, and it’s going to be important. But it’s not there yet.”
[End Sidebar]

“For me, at least, I wanted to understand why I was seeing some things in the data that didn’t make sense to me,” says Kirstie. “I had thought that Israel’s productivity numbers would have been much higher than they were, and that led me to worry about the economy.”

Israeli economics have a few complexities not found in most other nations. For one, we needed to better understand the extent to which different segments of the population participated in economic activity — the source of the concern over productivity. For example, having a more complete understanding of the involvement of Orthodox Jews in the economy was important. “There was a cultural understanding we had to gain with regard to Israel,” Thomas says. “It’s simply part of the equation, and now we can look at the numbers with more nuance.”

Likewise, the group noted the relative strength of Israeli bonds and Israel’s currency, the shekel, at a time when the U.S. dollar was sliding and many economies were suffering. Meetings with officials from the Bank of Israel and the Ministry of Finance answered that question as well.

“Israeli shekel-denominated bonds are some of the most stable holdings we’ve had, especially in this market,” Kirstie says. “As it turned out, many investors in the U.S. and elsewhere had bought up Israeli bonds as the U.S. bond market was in decline. That really gave bonds there far more stability than they would’ve had otherwise.”

The Middle Eastern boom
Construction cranes and bulldozers are everywhere in Abu Dhabi and Dubai, evidence of the immense wealth of the United Arab Emirates (UAE). Yet despite enjoying a rare boom in the midst of global economic decline, the UAE and other oil-rich Middle Eastern states are not meaningfully represented in Capital World Bond Fund’s portfolio — and there are good reasons for that, says portfolio counselor Rob Neithart. Sometimes, a portfolio counselor in the fund with long expertise in a region will travel alone to see for themselves what is taking place.

“This boom they’re having is beyond description in every way,” says Rob, who visited the region last summer. “It’s unprecedented. And that’s the problem.”

Rob has been watching the region as an analyst and portfolio counselor for more than 20 years. He’s seen Middle Eastern nations, particularly Saudi Arabia and the UAE, enjoy immense oil-fueled economic growth. And yes, there are opportunities for investment. But Rob continues to be wary, and his recent trip only reinforced that.

“In terms of infrastructure and expansion, they’re throwing a ton of money at it, but they’re trying to do things in five years what the natural laws of economics say you can only do in 20 years,” Rob says. “So a lot of that money is burned for no good reason. Inflation is a huge problem there, and that’s going to come home to roost for them at some point.”

Rob hopes that better opportunities may arise down the road, and he believes the Emirates, in particular, are more market-savvy and investor-friendly. “You have to keep looking at the Middle East, because it’s going to mature, and it’s going to be important,” he says. “But it’s not there yet. There’s a lot they have to work out.”

In the meantime, the investment professionals at Capital World Bond Fund not only continue to monitor the economies of the region, but also these nations’ sovereign wealth funds — state-owned investment vehicles that governments there use to invest in stocks, bonds and other financial instruments around the world. If these funds see bond opportunities elsewhere, they may be worth investigating for Capital World Bond Fund’s portfolio as well.

Retail in South Africa
Investing in corporate bonds from other nations adds a level of complexity to analysis; understanding a nation’s economy is one thing, but understanding an individual player in one of that country’s many industries is another. Capital World Bond Fund’s researchers don’t operate in a vacuum. Just as portfolio counselors often team with analysts on research visits to take advantage of their expertise, bond investment professionals sometimes travel with their equity-research counterparts as well.

When fixed-income investment analyst Ellen Carr recently visited South Africa, she was joined by two Capital Research and Management Company analysts who were not part of the fund. One was a stock analyst; the other looked at South Africa’s sovereign debt. Together, they were able to leverage their diverse expertise to paint a clearer picture of events there.

“We absolutely learn from each other,” says Ellen, who specializes in corporate debt and was visiting the country to look at a bond offering from Edcon, a company that owns a number of different retail chains, ranging from department stores and cosmetics to furniture and home improvement. “Plus, when you meet with companies and governments, they tend to tell the bond people one thing and the equity people something else. Because we met with them together, they couldn’t massage things in different directions with us.”

Ellen’s group met with top South African government officials and visited with Edcon’s chief financial officer. She also went on a tour of Edcon’s various stores, seeing firsthand not only how the stores were doing, but also how consumers behaved. She visited rival retailers to look at the competitive landscape as well.

“When you have a consumer-focused company like Edcon, you have to look at the economy and the consumer as well as the company’s bottom line,” she says. “What I found was that South African consumers use credit cards even more than U.S. consumers, and they’re having similar credit problems now.”

The combination of expertise in the group allowed Ellen to make an informed judgment about Edcon’s bonds. For now, she’s holding off on buying the bonds. The company needs stronger earnings for a few more quarters, and the national economy needs time to recover from the global financial crisis. ■

[Begin Sidebar]
A wealth of experience

Capital World Bond Fund is managed by five portfolio counselors: Four manage with a global mandate, and one focuses on corporate high-yield debt. Each independently manages a portion of the fund’s assets, subject to its objectives and overall guidelines. Another portion of the fund is managed by a group of investment analysts, who invest in securities within the industries or regions they follow. The fund is also supported by the global research capabilities of its adviser, Capital Research and Management Company.
[End Sidebar]

[Begin Photo Caption]
[photo of The Old Library at Trinity College, Dublin, Ireland]
The Old Library at Trinity College, Dublin, Ireland
[End Photo Caption]

About your fund

Capital World Bond Fund offers shareholders a selection of global bonds that is unparalleled among the other fixed-income funds of the American Funds family. It may invest in virtually any bond market in the world and in bonds denominated in any currency. This broad mandate allows the fund to seek a high level of total return through capital appreciation, through a wide range of income opportunities and from changing currency relationships.

[begin pie chart]
Portfolio by type of security
Percent of net assets as of September 30, 2008

Bonds & notes of governments &
government agencies outside the U.S.	50.6%
Mortgage- and asset-backed obligations	14.9%
Corporate bonds & notes of issuers
outside the U.S.	12.0%
U.S. corporate bonds & notes	7.6%
U.S. Treasury bonds & notes	7.4%
Bonds & notes of U.S. government agencies	1.6%
Other securities	1.3%
Short-term securities & other
assets less liabilities	4.6%
[end pie chart]

Capital World Bond Fund net assets		unaudited
as of September 30, 2008

	Before	After
Currency weighting	forward	forward
by region:	contracts	contracts

United States	37.6%	35.9%
Europe	43.3	41.5
Asia/Pacific Basin	14.0	18.1
Other*	5.1	4.5

*Argentina, Brazil, Canada, Colombia, Dominican Republic, Egypt, Israel, Mexico, South Africa, Uruguay.

Expense ratios
as of September 30, 2008

Capital World Bond Fund (Class A shares)	0.86	%*
Lipper Global Income Funds Average	1.14
(front-end load funds only)

*CRMC is currently waiving 10% of investment advisory services fees. Expense ratio shown reflects the waiver, without which it would have been higher. The waiver may be discontinued at any time, but it is expected to continue at the current level until further review, which will be conducted with the fund’s board as circumstances warrant. Please see the Financial Highlights table on pages 24 and 25 for details.

Net assets and portfolio turnover
	Fund net assets	Portfolio
Fiscal year	(millions)	turnover

2008	$9,571	87%
2007	5,559	76
2006	3,426	91
2005	2,825	72
2004	1,635	79

Where the fund’s assets are invested…							unaudited

… and how those markets have done over the past year
as of September 30, 2008

					Bond market total returns[1]
	Capital World Bond Fund				12 months ended September 30, 2008
	Before		After
Currency weighting	forward		forward		In local		In U.S.
by country:	contracts		contracts		currency		dollars

United States[2]	37.6%		35.9%		3.7%		3.7%
EMU[3]	32.9		33.3		2.4		1.1
Japan	8.3		13.5		2.1		10.8
United Kingdom	3.4		1.5		1.7		–11.2
Sweden	2.5		2.2		4.9		–2.8
Singapore	2.5		2.7		1.7		5.7
Denmark	2.4		2.4		4.0		2.5
Australia	2.1		0.8		9.8		–2.6
Israel	1.7		1.1		—	[4]	—	[4]
Mexico	1.3		1.3		5.8		5.2
Poland	1.1		1.1		4.9		15.1
Egypt	0.9		0.9		–9.3	[5]	–7.3	[5]
Malaysia	0.8		0.8		0.6		–0.3
Brazil	0.7		0.7		6.2	[5]	1.3	[5]
Turkey	0.5		0.5		12.3	[5]	7.0	[5]
Norway	0.4		0.4		7.4		–1.8
South Korea	0.3		0.3		4.9		–20.5
Canada	0.2		0.2		5.1		–1.9
Czech Republic	0.1		0.1		5.6		16.8
Uruguay	0.1		0.1		—	[4]	—	[4]
Argentina	0.1		0.1		–12.9	[5]	–12.4	[5]
Colombia	0.1		0.1		2.3	[5]	–5.2	[5]
Dominican Republic	—	[6]	—	[6]	—	[4]	—	[4]
South Africa	—	[6]	—	[6]	5.3		–11.7
Indonesia	—	[6]	—	[6]	–8.9	[5]	–11.7	[5]

[1] Source: Lehman Brothers Global Aggregate Index.
[2] Includes U.S. dollar-denominated bonds of other countries, totaling 9.8%.
[3] European Monetary Union consists of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovenia and Spain. Euro-denominated bonds include corporate and European government debt.

[4] This market is not included in the Lehman Brothers Global Aggregate Index or the JP Morgan GBI–EM Broad Diversified Index.
[5] Source: JP Morgan GBI–EM Broad Diversified Index.
[6] Amount less than 0.1%.

Summary investment portfolio, September 30, 2008

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

Bonds & notes - 94.12%	Principal amount (000)	Value (000)		Percent of net assets

Euros - 32.12%
German Government:
5.25% 2011	€88,485	US$128,998
5.00% 2012	61,340	89,937
3.75% 2013	36,565	51,471
4.50% 2013	107,356	155,150
4.25% 2014	54,260	77,972
3.50% 2016	31,505	43,111
Series 6, 4.00% 2016	54,670	77,076
3.75% 2017	92,610	128,137
Series 7, 4.00% 2018	276,810	390,182
Series 8, 4.25% 2018	138,000	197,808
6.25% 2024	101,210	168,996
6.25% 2030	38,795	65,821
5.50% 2031	42,050	65,713
1.50%-5.25% 2009-2034 (1) (2)	34,218	48,781		17.65%
French Government O.A.T. Eurobond:
4.00% 2018	46,685	63,909
6.00% 2025	40,745	66,043
0%-5.00% 2012-2055 (1) (2)	34,485	44,879		1.83
Belgium (Kingdom of):
Series 43, 4.25% 2014	57,105	79,656
Series 49, 4.00% 2017	37,950	51,336
4.00% 2014	10,705	14,730		1.52
Netherlands Government Eurobond:
4.50% 2017	37,665	53,793
4.00%-7.50% 2011-2037	52,140	77,684		1.37
Deutsche Genossenschaftsbank-Hypothekenbank AG (3):
4.00% 2016	60,700	81,212
4.50% 2013	25,500	35,595		1.22
Dexia Municipal Agency 4.50% 2017 (3)	60,925	82,219.86
KfW 4.375% 2013	42,625	59,624.62
Schering-Plough Corp. 5.375% 2014	33,675	44,378.47
Other securities		630,036		6.58
		3,074,247		32.12

Japanese yen - 8.26%
Japanese Government:
1.80% 2010	¥ 4,880,000	46,663
1.30% 2011	9,471,000	90,238
1.50% 2014	19,611,500	188,782
1.70% 2016	8,718,700	84,805
1.70% 2017	17,695,250	171,518
1.20% 2017 (1) (2)	8,699,660	78,942
0.50%-2.30% 2008-2035 (1) (2)	12,487,520	115,100		8.11
KfW International Finance Inc. 1.75% 2010	100,000	953
KfW 1.35% 2014	716,000	6,769.08
Other securities		6,759.07
		790,529		8.26

British pounds - 3.35%
United Kingdom:
4.75% 2015	£21,730	39,664
8.75% 2017	17,895	41,615
4.75% 2020	40,785	73,429
2.50%-8.00% 2009-2055 (1)	72,461	133,541		3.01
Other securities		32,578.34
		320,827		3.35

Swedish kronor - 2.52%
Swedish Government:
6.75% 2014	SKr 256,925	42,530
4.50% 2015	302,025	45,395
4.00%-5.25% 2009-2020 (1) (2) (3)	693,032	101,539		1.98
Other securities		51,999.54
		241,463		2.52

Singapore dollars - 2.45%
Singapore (Republic of):
4.375% 2009	S$76,395	53,629
3.125% 2011	163,010	117,421
3.75% 2016	79,665	58,565
2.625% 2010	6,275	4,440		2.45
		234,055		2.45

Danish kroner - 2.38%
Nykredit (3):
5.00% 2038	DKr321,340	55,463
6.00% 2038	477,382	85,790
4.00%-6.00% 2035-2041	350,593	60,055		2.10
Other securities		26,499.28
		227,807		2.38

Australian dollars - 2.09%
New South Wales Treasury Corp.:
5.50% 2017	A$131,559	100,516
5.50% 2014	46,700	36,252		1.43
Other securities		63,471.66
		200,239		2.09

Israeli shekels - 1.67%
Israeli Government (2):
7.00% 2011	ILS146,045	44,200
7.50% 2014	174,450	55,096
5.00%-6.50% 2015-2017 (1)	205,992	60,337		1.67
		159,633		1.67

Mexican pesos - 1.28%
United Mexican States Government 7.50%-10.00% 2012-2036	MXN1,274,563	121,538		1.27
Other securities		1,207.01
		122,745		1.28

Polish zloty - 1.15%
Polish Government:
5.00% 2013	PLN165,520	65,739
4.25%-6.00% 2009-2017	109,925	44,034		1.15
		109,773		1.15

Egyptian pounds - 0.88%
Other securities		84,094.88

Malaysian ringgits - 0.83%
Malaysian Government 3.718% 2012	MYR137,584	39,556.41
Other securities		40,348.42
		79,904.83

Brazilian reais - 0.67%
Other securities		63,884.67

U.S. dollars - 32.57%
U.S. Treasury:
5.75% 2010	US$66,510	71,251
4.875% 2012	55,665	59,853
4.50% 2016	50,250	53,597
5.125% 2016	188,550	207,552
3.875% 2018	43,455	43,732
2.00%-8.875% 2008-2029 (1) (2)	252,571	266,961		7.34
Fannie Mae:
5.25% 2012	62,424	62,561
0%-10.181% 2011-2048 (3) (4)	362,922	361,655		4.43
Freddie Mac 0%-6.50% 2010-2038 (3) (4)	348,569	346,493		3.62
United Mexican States Government Global 6.05%-6.375% 2013-2040	2,346	2,351.03
Other securities		1,641,669		17.15
		3,117,675		32.57

Other currencies - 1.90%
Turkey (Republic of) 10.00% 2012 (1) (2)	TRY54,909	40,423.42
Other securities		141,813		1.48
		182,236		1.90

Total bonds & notes (cost: $9,377,947,000)		9,009,111		94.12

Preferred securities - 1.25%	Shares	Value (000)		Percent of net assets

Euros - 0.76%
Other securities		US$73,132.76

Other currencies - 0.49%
Fannie Mae, Series O, 7.00% (4) (5)	16,230	44.00
Other securities		46,382.49
		46,426.49

Miscellaneous - 0.00%
Other preferred securities in initial period of acquisition		325.00

Total preferred securities (cost: $158,806,000)		119,883		1.25

Warrants - 0.00%		Value (000)		Percent of net assets

U.S. dollars - 0.00%
Other securities		US$ -	*	.00

Total warrants (cost: $52,000)		-	*	.00

Short-term securities - 2.97%	Principal amount (000)	Value (000)		Percent of net assets

KfW 2.22% due 10/2/2008 (5)	US$30,000	US$29,996.32
Caisse d'Amortissement de la Dette Sociale 2.17% due 10/3/2008	25,000	24,996.26
Fannie Mae 2.08%-2.36% due 10/20-11/3/2008	18,500	18,470.19
Other securities		210,435		2.20

Total short-term securities (cost: $283,928,000)		283,897		2.97

Total investment securities (cost: $9,820,733,000)		9,412,891		98.34
Other assets less liabilities		158,449		1.66

Net assets		US$9,571,340		100.00%

*Amount less than one thousand.
"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Other securities," was $724,058,000, which represented 7.56% of the net assets of the fund.

(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Coupon rate may change periodically.
(5) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $644,060,000, which represented 6.73% of the net assets of the fund.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2008	(dollars in thousands)

Assets:
Investment securities, at value (cost: $9,820,733)		$9,412,891
Cash		1,161
Unrealized gain on forward currency contracts		39,888
Receivables for:
Sales of investments	128,587
Sales of fund's shares	36,229
Interest	166,409	331,225
		9,785,165
Liabilities:
Unrealized loss on forward currency contracts		14,605
Payables for:
Purchases of investments	146,143
Repurchases of fund's shares	45,345
Investment advisory services	3,325
Services provided by affiliates	4,079
Directors' deferred compensation	93
Other	235	199,220
Net assets at September 30, 2008		$9,571,340

Net assets consist of:
Capital paid in on shares of capital stock		$9,884,492
Undistributed net investment income		149,842
Accumulated net realized loss		(72,613)
Net unrealized depreciation		(390,381)
Net assets at September 30, 2008		$9,571,340

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 1,000,000 shares, $.001 par value (507,991 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	6,189,914	327,808	$18.88
Class B	291,379	15,559	18.73
Class C	729,589	39,160	18.63
Class F-1	1,521,284	80,957	18.79
Class F-2	28,355	1,501	18.89
Class 529-A	158,465	8,372	18.93
Class 529-B	17,707	943	18.78
Class 529-C	82,813	4,415	18.76
Class 529-E	8,577	456	18.82
Class 529-F-1	13,772	731	18.85
Class R-1	16,194	864	18.74
Class R-2	105,012	5,604	18.74
Class R-3	122,576	6,504	18.85
Class R-4	71,088	3,766	18.88
Class R-5	214,615	11,351	18.91
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $19.62 and $19.67, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2008	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $1,391)	$424,373
Dividends	567	$424,940

Fees and expenses*:
Investment advisory services	38,300
Distribution services	28,541
Transfer agent services	6,675
Administrative services	4,380
Reports to shareholders	348
Registration statement and prospectus	937
Postage, stationery and supplies	737
Directors' compensation	43
Auditing and legal	115
Custodian	1,804
State and local taxes	79
Other	50
Total fees and expenses before reimbursements/waivers	82,009
Less reimbursements/waivers of fees and expenses:
Investment advisory services	3,831
Administrative services	121
Total fees and expenses after reimbursements/waivers		78,057
Net investment income		346,883

Net realized loss and unrealized
depreciation on investments and currency:
Net realized (loss) gain on:
Investments	(19,267)
Currency transactions	17,363	(1,904)
Net unrealized (depreciation) appreciation on:
Investments	(639,170)
Currency translations	6,837	(632,333)
Net realized loss and unrealized depreciation on investments and currency		(634,237)
Net decrease in net assets resulting from operations		$(287,354)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2008	2007
Operations:
Net investment income	$346,883	$184,590

Net realized (loss) gain on investments and currency transactions	(1,904)	76,930

Net unrealized (depreciation) appreciation on investments and currency translations	(632,333)	167,033

Net (decrease) increase in net assets resulting from operations	(287,354)	428,553

Dividends and distributions paid to shareholders:
Dividends from net investment income	(362,769)	(131,394)
Distributions from net realized gain on investments	(19,100)	-

Total dividends and distributions paid to shareholders	(381,869)	(131,394)

Net capital share transactions	4,681,244	1,835,858

Total increase in net assets	4,012,021	2,133,017

Net assets:
Beginning of year	5,559,319	3,426,302
End of year (including undistributed net investment
income: $149,842 and $118,642, respectively)	$9,571,340	$5,559,319

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

The fund offers 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

On August 1, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Forward currency contracts – The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from investments denominated in currencies other than U.S. dollars. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables for sales or payables for purchases of investment securities in the statement of assets and liabilities.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or borrower to meet the obligations of the loan.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The values of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity debt securities.

The values of and the income generated by most debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the values of the fund’s securities denominated in such currencies would generally depreciate and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004, by state tax authorities for tax years before 2003 and by tax authorities outside the U.S. for tax years before 2004.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities. As of September 30, 2008, there was no liability for non-U.S. taxes based on realized or unrealized gains. For the year ended September 30, 2008, non-U.S. taxes paid on realized gains were $241,000.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2008, the fund reclassified $68,157,000 from accumulated net realized loss to undistributed net investment income and $21,071,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$177,980
Capital loss carryforward expiring in 2016*	(1,821)
Post-October capital loss deferrals (realized during the period November 1, 2007, through September 30, 2008)†	(64,255)
Gross unrealized appreciation on investment securities	130,381
Gross unrealized depreciation on investment securities	(550,022)
Net unrealized depreciation on investment securities	(419,641)
Cost of investment securities	9,832,532

*The remaining capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

†These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2008			Year ended September 30, 2007
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$235,401	$12,162	$247,563	$87,625	$-	$87,625
Class B	8,838	512	9,350	3,399	-	3,399
Class C	23,472	1,387	24,859	7,755	-	7,755
Class F-1	65,852	3,447	69,299	22,752	-	22,752
Class F-2*	-	-	-	-	-	-
Class 529-A	5,828	306	6,134	2,263	-	2,263
Class 529-B	552	35	587	221	-	221
Class 529-C	2,466	152	2,618	836	-	836
Class 529-E	309	17	326	117	-	117
Class 529-F-1	582	30	612	201	-	201
Class R-1	518	31	549	125	-	125
Class R-2	3,521	216	3,737	1,287	-	1,287
Class R-3	4,367	241	4,608	1,478	-	1,478
Class R-4	2,267	116	2,383	713	-	713
Class R-5	8,796	448	9,244	2,622	-	2,622
Total	$362,769	$19,100	$381,869	$131,394	$-	$131,394

*Class F-2 was offered beginning August 1, 2008.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.570% on the first $1 billion of daily net assets and decreasing to 0.450% on such assets in excess of $3 billion. The board of directors approved an amended agreement effective November 1, 2007, decreasing the annual rate on net assets in excess of $6 billion, from a rate of 0.450% to a rate of 0.410%. The board of directors also approved an amended agreement effective November 1, 2008, decreasing the annual rate on assets in excess of $10 billion from a rate of 0.410% to a rate of 0.380%. To the extent the fund’s net assets exceeded either of these levels prior to the effective dates of the amendments, CRMC reduced its total investment advisory services fees consistent with these amended rates. In addition, CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2008, total investment advisory services fees waived by CRMC were $3,831,000. As a result, the fee shown on the accompanying financial statements of $38,300,000, which was equivalent to an annualized rate of 0.465%, was reduced to $34,469,000, or 0.418% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2008, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2008, the total administrative services fees paid by CRMC were $121,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$13,893	$6,374	Not applicable	Not applicable	Not applicable
Class B	2,362	301	Not applicable	Not applicable	Not applicable
Class C	6,198	Included in administrative services	$ 929	$129	Not applicable
Class F-1	3,539		1,599	200	Not applicable
Class F-2*	Not applicable		4	-†	Not applicable
Class 529-A	252		134	21	$ 130
Class 529-B	146		16	5	15
Class 529-C	657		67	18	66
Class 529-E	36		8	1	12
Class 529-F-1	-		12	2	7
Class R-1	132		9	12	Not applicable
Class R-2	676		131	361	Not applicable
Class R-3	520		146	89	Not applicable
Class R-4	130		67	10	Not applicable
Class R-5	Not applicable		172	8	Not applicable
Total	$28,541	$6,675	$3,294	$856	$230
* Class F-2 was offered beginning August 1, 2008.
† Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $43,000, shown on the accompanying financial statements, includes $53,000 in current fees (either paid in cash or deferred) and a net decrease of $10,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2008
Class A	$4,041,914	200,431	$228,151	11,529	$(1,218,402)	(61,137)	$3,051,663	150,823
Class B	215,414	10,757	8,372	426	(67,535)	(3,403)	156,251	7,780
Class C	545,918	27,388	22,668	1,159	(186,438)	(9,479)	382,148	19,068
Class F-1	1,022,604	50,910	56,994	2,895	(426,819)	(21,520)	652,779	32,285
Class F-2†	30,201	1,537	-	-	(703)	(36)	29,498	1,501
Class 529-A	83,422	4,137	6,134	309	(13,928)	(693)	75,628	3,753
Class 529-B	8,809	439	586	30	(1,208)	(61)	8,187	408
Class 529-C	48,220	2,409	2,618	133	(7,703)	(387)	43,135	2,155
Class 529-E	4,540	226	326	16	(826)	(41)	4,040	201
Class 529-F-1	6,829	339	611	31	(1,363)	(68)	6,077	302
Class R-1	12,989	648	547	28	(4,595)	(231)	8,941	445
Class R-2	70,026	3,498	3,737	190	(26,493)	(1,332)	47,270	2,356
Class R-3	99,984	4,973	4,602	233	(46,756)	(2,340)	57,830	2,866
Class R-4	56,681	2,829	2,383	120	(15,566)	(776)	43,498	2,173
Class R-5	162,396	8,049	8,974	453	(57,071)	(2,835)	114,299	5,667
Total net increase
(decrease)	$6,409,947	318,570	$346,703	17,552	$(2,075,406)	(104,339)	$4,681,244	231,783

Year ended September 30, 2007
Class A	$1,462,206	75,433	$79,126	4,109	$(409,704)	(21,198)	$1,131,628	58,344
Class B	45,510	2,360	3,010	157	(20,878)	(1,086)	27,642	1,431
Class C	192,086	10,019	7,025	368	(62,520)	(3,268)	136,591	7,119
Class F-1	506,243	26,233	18,677	974	(153,594)	(7,963)	371,326	19,244
Class 529-A	35,627	1,836	2,263	117	(7,039)	(363)	30,851	1,590
Class 529-B	2,976	154	221	12	(808)	(42)	2,389	124
Class 529-C	19,226	997	836	44	(3,823)	(198)	16,239	843
Class 529-E	1,831	95	117	6	(431)	(22)	1,517	79
Class 529-F-1	4,010	208	201	10	(600)	(30)	3,611	188
Class R-1	5,408	281	125	7	(1,040)	(55)	4,493	233
Class R-2	32,485	1,686	1,285	67	(12,991)	(675)	20,779	1,078
Class R-3	41,519	2,141	1,476	77	(14,123)	(730)	28,872	1,488
Class R-4	17,082	881	713	37	(4,526)	(233)	13,269	685
Class R-5	57,822	2,980	2,505	130	(13,676)	(708)	46,651	2,402
Total net increase
(decrease)	$2,424,031	125,304	$117,580	6,115	$(705,753)	(36,571)	$1,835,858	94,848

(*) Includes exchanges between share classes of the fund.
(†) Class F-2 was offered beginning August 1, 2008.
6. Forward currency contracts

As of September 30, 2008, the fund had open forward currency contracts to purchase or sell currencies as follows (amounts in thousands):

	Contract amount		U.S. valuation at September 30, 2008

				Unrealized
				(depreciation)
	Receive	Deliver	Amount	appreciation
Purchases:

Euros
expiring 8/6 to 12/16/2008	€423,370	US$611,502	US$597,072	US$(14,430)

Japanese yen
expiring 10/6 to 12/9/2008	¥55,012,403	513,125	520,770	7,645

Singapore dollars
expiring 10/17/2008	$ S30,042	21,075	20,934	(141)

			1,138,776	(6,926)
Sales:

Australian dollars
expiring 10/8 to 12/11/2008	US$131,350	$ A160,948	126,895	4,455

British pounds
expiring 10/6 to 12/9/2008	183,487	£101,615	181,172	2,315

Euros
expiring 10/7 to 12/16/2008	581,696	€394,449	556,554	25,142

Israeli shekels
expiring 10/22 to 10/29/2008	51,989	ILS181,165	52,152	(163)

Japanese yen
expiring 10/6/2008	17,553	¥1,920,000	18,080	(527)

Swedish kronor
expiring 11/3/2008	36,887	SKr250,000	36,056	831

South African rand
expiring 11/19/2008	4,010	ZAR32,350	3,854	156

			974,763	32,209

Forward currency contracts - net				US$25,283

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $9,703,309,000 and $5,737,498,000, respectively, during the year ended September 30, 2008.

Financial highlights (1)

		(Loss) income from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements /waivers	Ratio of expenses to average net assets after reimbursements /waivers (4)	Ratio of net income to average net assets (4)
Class A:
Year ended 9/30/2008	$20.17	$.87	$(1.05)	$(.18)	$(1.05)	$(.06)	$(1.11)	$18.88	(1.06)%	$6,190	.90%	.86%	4.31%
Year ended 9/30/2007	18.93	.84	1.04	1.88	(.64)	-	(.64)	20.17	10.14	3,569	.98	.93	4.32
Year ended 9/30/2006	19.34	.78	(.23)	.55	(.74)	(.22)	(.96)	18.93	3.05	2,246	.96	.91	4.19
Year ended 9/30/2005	19.02	.74	.50	1.24	(.82)	(.10)	(.92)	19.34	6.54	1,907	.98	.93	3.76
Year ended 9/30/2004	18.37	.69	.74	1.43	(.78)	-	(.78)	19.02	7.96	1,166	1.03	1.02	3.74
Class B:
Year ended 9/30/2008	20.02	.71	(1.03)	(.32)	(.91)	(.06)	(.97)	18.73	(1.78)	291	1.64	1.60	3.56
Year ended 9/30/2007	18.79	.69	1.04	1.73	(.50)	-	(.50)	20.02	9.38	156	1.71	1.66	3.59
Year ended 9/30/2006	19.21	.63	(.23)	.40	(.60)	(.22)	(.82)	18.79	2.22	119	1.74	1.68	3.41
Year ended 9/30/2005	18.90	.58	.51	1.09	(.68)	(.10)	(.78)	19.21	5.75	111	1.74	1.70	2.99
Year ended 9/30/2004	18.27	.55	.73	1.28	(.65)	-	(.65)	18.90	7.12	78	1.77	1.77	3.00
Class C:
Year ended 9/30/2008	19.92	.70	(1.03)	(.33)	(.90)	(.06)	(.96)	18.63	(1.81)	730	1.69	1.64	3.52
Year ended 9/30/2007	18.71	.68	1.03	1.71	(.50)	-	(.50)	19.92	9.31	400	1.74	1.69	3.56
Year ended 9/30/2006	19.13	.62	(.23)	.39	(.59)	(.22)	(.81)	18.71	2.21	243	1.78	1.72	3.38
Year ended 9/30/2005	18.84	.57	.50	1.07	(.68)	(.10)	(.78)	19.13	5.66	204	1.78	1.74	2.96
Year ended 9/30/2004	18.22	.54	.73	1.27	(.65)	-	(.65)	18.84	7.11	110	1.82	1.82	2.95
Class F-1:
Year ended 9/30/2008	20.08	.87	(1.05)	(.18)	(1.05)	(.06)	(1.11)	18.79	(1.03)	1,521	.89	.84	4.33
Year ended 9/30/2007	18.85	.85	1.03	1.88	(.65)	-	(.65)	20.08	10.18	977	.92	.87	4.38
Year ended 9/30/2006	19.26	.78	(.23)	.55	(.74)	(.22)	(.96)	18.85	3.07	555	.95	.89	4.22
Year ended 9/30/2005	18.95	.73	.50	1.23	(.82)	(.10)	(.92)	19.26	6.51	388	.99	.95	3.75
Year ended 9/30/2004	18.31	.69	.73	1.42	(.78)	-	(.78)	18.95	7.94	186	1.05	1.04	3.73
Class F-2:
Period from 8/1/2008 to 9/30/2008	20.05	.13	(1.29)	(1.16)	-	-	-	18.89	(5.79)	28	.11	.10	.71
Class 529-A:
Year ended 9/30/2008	20.21	.86	(1.04)	(.18)	(1.04)	(.06)	(1.10)	18.93	(1.03)	158	.93	.88	4.29
Year ended 9/30/2007	18.97	.83	1.04	1.87	(.63)	-	(.63)	20.21	10.09	93	1.00	.95	4.30
Year ended 9/30/2006	19.38	.78	(.23)	.55	(.74)	(.22)	(.96)	18.97	3.02	57	.99	.94	4.18
Year ended 9/30/2005	19.07	.73	.50	1.23	(.82)	(.10)	(.92)	19.38	6.51	39	1.02	.97	3.72
Year ended 9/30/2004	18.41	.69	.74	1.43	(.77)	-	(.77)	19.07	7.89	21	1.07	1.06	3.71
Class 529-B:
Year ended 9/30/2008	20.07	.69	(1.04)	(.35)	(.88)	(.06)	(.94)	18.78	(1.91)	18	1.76	1.71	3.46
Year ended 9/30/2007	18.84	.67	1.04	1.71	(.48)	-	(.48)	20.07	9.25	11	1.82	1.77	3.47
Year ended 9/30/2006	19.26	.61	(.23)	.38	(.58)	(.22)	(.80)	18.84	2.10	8	1.86	1.81	3.29
Year ended 9/30/2005	18.95	.55	.51	1.06	(.65)	(.10)	(.75)	19.26	5.55	7	1.90	1.86	2.83
Year ended 9/30/2004	18.32	.52	.73	1.25	(.62)	-	(.62)	18.95	6.95	4	1.96	1.95	2.81
Class 529-C:
Year ended 9/30/2008	20.05	.69	(1.03)	(.34)	(.89)	(.06)	(.95)	18.76	(1.87)	83	1.75	1.70	3.47
Year ended 9/30/2007	18.83	.67	1.04	1.71	(.49)	-	(.49)	20.05	9.23	45	1.81	1.76	3.49
Year ended 9/30/2006	19.25	.62	(.24)	.38	(.58)	(.22)	(.80)	18.83	2.14	27	1.84	1.79	3.32
Year ended 9/30/2005	18.94	.56	.51	1.07	(.66)	(.10)	(.76)	19.25	5.60	19	1.88	1.84	2.85
Year ended 9/30/2004	18.32	.52	.73	1.25	(.63)	-	(.63)	18.94	6.94	11	1.94	1.93	2.84
Class 529-E:
Year ended 9/30/2008	20.11	.80	(1.05)	(.25)	(.98)	(.06)	(1.04)	18.82	(1.38)	9	1.24	1.19	3.98
Year ended 9/30/2007	18.88	.77	1.04	1.81	(.58)	-	(.58)	20.11	9.77	5	1.30	1.25	4.00
Year ended 9/30/2006	19.30	.72	(.24)	.48	(.68)	(.22)	(.90)	18.88	2.64	3	1.32	1.27	3.84
Year ended 9/30/2005	18.99	.66	.51	1.17	(.76)	(.10)	(.86)	19.30	6.13	2	1.36	1.31	3.39
Year ended 9/30/2004	18.35	.62	.73	1.35	(.71)	-	(.71)	18.99	7.53	1	1.41	1.40	3.36

Class 529-F-1:
Year ended 9/30/2008	$20.14	$.90	$(1.05)	$(.15)	$(1.08)	$(.06)	$(1.14)	$18.85	(.89)%	$14	.73%	.69%	4.49%
Year ended 9/30/2007	18.90	.87	1.04	1.91	(.67)	-	(.67)	20.14	10.33	9	.80	.75	4.51
Year ended 9/30/2006	19.31	.81	(.23)	.58	(.77)	(.22)	(.99)	18.90	3.19	4	.82	.77	4.35
Year ended 9/30/2005	18.98	.73	.51	1.24	(.81)	(.10)	(.91)	19.31	6.52	3	.99	.95	3.75
Year ended 9/30/2004	18.36	.67	.72	1.39	(.77)	-	(.77)	18.98	7.72	2	1.16	1.15	3.62
Class R-1:
Year ended 9/30/2008	20.03	.71	(1.03)	(.32)	(.91)	(.06)	(.97)	18.74	(1.77)	16	1.67	1.62	3.55
Year ended 9/30/2007	18.82	.68	1.04	1.72	(.51)	-	(.51)	20.03	9.30	9	1.78	1.71	3.56
Year ended 9/30/2006	19.24	.63	(.23)	.40	(.60)	(.22)	(.82)	18.82	2.22	3	1.83	1.71	3.40
Year ended 9/30/2005	18.96	.58	.49	1.07	(.69)	(.10)	(.79)	19.24	5.60	2	1.85	1.73	2.97
Year ended 9/30/2004	18.32	.55	.74	1.29	(.65)	-	(.65)	18.96	7.14	1	1.95	1.82	2.94
Class R-2:
Year ended 9/30/2008	20.03	.71	(1.04)	(.33)	(.90)	(.06)	(.96)	18.74	(1.81)	105	1.81	1.63	3.55
Year ended 9/30/2007	18.81	.69	1.04	1.73	(.51)	-	(.51)	20.03	9.34	65	1.96	1.67	3.58
Year ended 9/30/2006	19.23	.64	(.23)	.41	(.61)	(.22)	(.83)	18.81	2.26	41	2.18	1.70	3.42
Year ended 9/30/2005	18.94	.58	.50	1.08	(.69)	(.10)	(.79)	19.23	5.68	26	2.23	1.71	2.99
Year ended 9/30/2004	18.32	.55	.74	1.29	(.67)	-	(.67)	18.94	7.18	11	2.51	1.78	2.99
Class R-3:
Year ended 9/30/2008	20.13	.80	(1.04)	(.24)	(.98)	(.06)	(1.04)	18.85	(1.33)	122	1.24	1.19	3.98
Year ended 9/30/2007	18.90	.77	1.04	1.81	(.58)	-	(.58)	20.13	9.74	73	1.31	1.26	4.00
Year ended 9/30/2006	19.32	.71	(.23)	.48	(.68)	(.22)	(.90)	18.90	2.68	41	1.32	1.27	3.82
Year ended 9/30/2005	18.99	.66	.50	1.16	(.73)	(.10)	(.83)	19.32	6.07	43	1.36	1.32	3.37
Year ended 9/30/2004	18.32	.63	.75	1.38	(.71)	-	(.71)	18.99	7.59	8	1.42	1.40	3.38
Class R-4:
Year ended 9/30/2008	20.16	.86	(1.03)	(.17)	(1.05)	(.06)	(1.11)	18.88	(1.01)	71	.91	.86	4.31
Year ended 9/30/2007	18.92	.84	1.04	1.88	(.64)	-	(.64)	20.16	10.08	32	.98	.93	4.34
Year ended 9/30/2006	19.34	.78	(.24)	.54	(.74)	(.22)	(.96)	18.92	3.04	17	.99	.94	4.17
Year ended 9/30/2005	19.03	.74	.50	1.24	(.83)	(.10)	(.93)	19.34	6.51	11	.98	.94	3.77
Year ended 9/30/2004	18.40	.69	.73	1.42	(.79)	-	(.79)	19.03	7.91	4	1.11	1.05	3.72
Class R-5:
Year ended 9/30/2008	20.19	.93	(1.04)	(.11)	(1.11)	(.06)	(1.17)	18.91	(.71)	215	.61	.56	4.62
Year ended 9/30/2007	18.95	.90	1.03	1.93	(.69)	-	(.69)	20.19	10.43	115	.67	.62	4.65
Year ended 9/30/2006	19.35	.83	(.22)	.61	(.79)	(.22)	(1.01)	18.95	3.36	62	.69	.64	4.46
Year ended 9/30/2005	19.04	.79	.50	1.29	(.88)	(.10)	(.98)	19.35	6.78	63	.69	.65	4.04
Year ended 9/30/2004	18.38	.75	.74	1.49	(.83)	-	(.83)	19.04	8.32	32	.73	.72	4.04

	Year ended September 30
	2008	2007	2006	2005	2004

Portfolio turnover rate for all classes of shares	87%	76%	91%	72%	79%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Capital World Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Capital World Bond Fund, Inc. (the “Fund”), as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 10, 2008

Tax information
                                                                                                                      unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2008:

Long-term capital gains	$19,100,000
Foreign taxes	0.003 per share
Foreign source income	0.614 per share
Qualified dividend income	7,573,000
U.S. government income that may be exempt from state taxation	16,744,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008, through September 30, 2008).

Actual expenses:

The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2008	Ending account value 9/30/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$925.72	$4.00	.83%
Class A -- assumed 5% return	1,000.00	1,020.85	4.19	.83
Class B -- actual return	1,000.00	922.51	7.59	1.58
Class B -- assumed 5% return	1,000.00	1,017.10	7.97	1.58
Class C -- actual return	1,000.00	922.04	7.83	1.63
Class C -- assumed 5% return	1,000.00	1,016.85	8.22	1.63
Class F-1 -- actual return	1,000.00	925.91	4.00	.83
Class F-1 -- assumed 5% return	1,000.00	1,020.85	4.19	.83
Class F-2 -- actual return †	1,000.00	942.14	.97	.61
Class F-2 -- assumed 5% return †	1,000.00	1,021.95	3.08	.61
Class 529-A -- actual return	1,000.00	925.87	4.14	.86
Class 529-A -- assumed 5% return	1,000.00	1,020.70	4.34	.86
Class 529-B -- actual return	1,000.00	922.00	8.12	1.69
Class 529-B -- assumed 5% return	1,000.00	1,016.55	8.52	1.69
Class 529-C -- actual return	1,000.00	922.02	8.07	1.68
Class 529-C -- assumed 5% return	1,000.00	1,016.60	8.47	1.68
Class 529-E -- actual return	1,000.00	924.29	5.63	1.17
Class 529-E -- assumed 5% return	1,000.00	1,019.15	5.91	1.17
Class 529-F-1 -- actual return	1,000.00	926.52	3.23	.67
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.65	3.39	.67
Class R-1 -- actual return	1,000.00	922.78	7.64	1.59
Class R-1 -- assumed 5% return	1,000.00	1,017.05	8.02	1.59
Class R-2 -- actual return	1,000.00	922.44	7.74	1.61
Class R-2 -- assumed 5% return	1,000.00	1,016.95	8.12	1.61
Class R-3 -- actual return	1,000.00	924.40	5.63	1.17
Class R-3 -- assumed 5% return	1,000.00	1,019.15	5.91	1.17
Class R-4 -- actual return	1,000.00	926.25	4.05	.84
Class R-4 -- assumed 5% return	1,000.00	1,020.80	4.24	.84
Class R-5 -- actual return	1,000.00	927.48	2.65	.55
Class R-5 -- assumed 5% return	1,000.00	1,022.25	2.78	.55

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).
† The period for the “annualized expense ratio” and “actual return” line is based on the number of days from August 1, 2008 (the initial sale of the share class), through September 30, 2008, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 183 days.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2009. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $10 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results
The board and the committee considered the investment results of the fund in light of its objective of providing over the long term a high level of total return consistent with prudent investment management. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses
The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase as well as the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits
The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2008:

	1 year	5 years	Life of class

Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–6.45%	4.13%	6.20%
Not reflecting CDSC	–1.78	4.47	6.20

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–2.75	4.42	6.64
Not reflecting CDSC	–1.81	4.42	6.64

Class F-1 shares[1] — first sold 3/16/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–1.03	5.26	7.57

Class F-2 shares[1] — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	–5.79	[2]

Class 529-A shares[3] — first sold 2/15/02
Reflecting 3.75% maximum sales charge	–4.76	4.42	7.79
Not reflecting maximum sales charge	–1.03	5.22	8.41

Class 529-B shares[3] — first sold 2/25/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within six
years of purchase	–6.59	3.98	7.55
Not reflecting CDSC	–1.91	4.32	7.55

Class 529-C shares[3] — first sold 2/28/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–2.81	4.33	7.57
Not reflecting CDSC	–1.87	4.33	7.57

Class 529-E shares[1,3] — first sold 5/16/02	–1.38	4.86	7.87

Class 529-F-1 shares[1,3] — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–0.89	5.30	7.89

[1] These shares are sold without any initial or contingent deferred sales charge.
[2] Results are cumulative total returns; they are not annualized.
[3] Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 74		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 75	1987	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

James G. Ellis, 61	2006	Dean and Professor of Marketing, University of Southern California

Martin Fenton, 73	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and		communities)
Non-Executive)

Leonard R. Fuller, 62	1994	President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 62	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD

Richard G. Newman, 74	1991	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 65	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

Steadman Upham, Ph.D., 59	2007	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Ambassador	15	Carnival Corporation
Richard G. Capen, Jr., 74

H. Frederick Christie, 75	21	AECOM Technology Corporation; DineEquity, Inc.; Ducommun Incorporated; SouthWest Water Company

James G. Ellis, 61	12	None

Martin Fenton, 73	18	None
Chairman of the Board
(Independent and Non-Executive)

Leonard R. Fuller, 62	16	None

R. Clark Hooper, 62	18	JPMorgan Value Opportunities Fund, Inc.;
The Swiss Helvetia Fund, Inc.

Richard G. Newman, 74	14	Sempra Energy; SouthWest Water Company

Frank M. Sanchez, 65	13	None

Steadman Upham, Ph.D., 59	14	None

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Abner D. Goldstine, 78	1987	Senior Vice President — Fixed Income, Capital
Vice Chairman of the Board		Research and Management Company; Director, Capital Research and Management Company

Paul G. Haaga, Jr., 59	1987	Vice Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company

Mark H. Dalzell, 54	1998	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Vice President, Capital International Limited[5]

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Abner D. Goldstine, 78	13	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 59	14	None
Vice Chairman of the Board

Mark H. Dalzell, 54	1	None
President

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Please see page 32 for footnotes.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Thomas H. Hogh, 45	2001	Senior Vice President — Fixed Income, Capital
Vice President		Research Company[5]

Kristine M. Nishiyama, 38	2003	Vice President and Senior Counsel — Fund Business
Vice President		Management Group, Capital Research and Management Company; Vice President and Counsel — Capital Bank and Trust Company[5]

Kimberly S. Verdick, 44	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

M. Susan Gupton, 35	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 33	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Ari M. Vinocor, 34	2007	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 31 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete September 30, 2008, portfolio of Capital World Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Capital World Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 31 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

A long-term, value-oriented approach

•	A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•	An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•	The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•	Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•	A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•	Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
>	Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit No. MFGEAR-931-1108P

Litho in USA WG/WG/8071-S16790

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that H. Frederick Christie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$87,000
2008	$93,000

b) Audit-Related Fees:
2007	$2,000
2008	$3,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$6,000
2008	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2007	$956,000
2008	$1,047,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$2,000
2008	$8,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,233,000 for fiscal year 2007 and $1,360,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

Capital World Bond Fund

Investment portfolio

September 30, 2008

Bonds & notes — 94.12%	Principal amount (000)	Value (000)

EUROS — 32.12%
German Government 4.50% 2009	€10,660	US$ 15,078
German Government 5.25% 2010	12,920	18,662
German Government 5.25% 2011	88,485	128,998
German Government 5.00% 2012	61,340	89,937
German Government 3.75% 2013	36,565	51,471
German Government 4.50% 2013	107,356	155,150
German Government 4.25% 2014	54,260	77,972
German Government 3.50% 2016	31,505	43,111
German Government, Series 6, 4.00% 2016	54,670	77,076
German Government 1.50% 2016[1,2]	3,863	5,373
German Government 3.75% 2017	92,610	128,137
German Government, Series 7, 4.00% 2018	276,810	390,182
German Government, Series 8, 4.25% 2018	138,000	197,808
German Government 6.25% 2024	101,210	168,996
German Government 6.25% 2030	38,795	65,821
German Government 5.50% 2031	42,050	65,713
German Government 4.75% 2034	6,775	9,668
French Government O.A.T. Eurobond 3.00% 2012[1,2]	2,731	4,025
French Government O.A.T. Eurobond 5.00% 2016	8,450	12,490
French Government O.A.T. Eurobond 4.00% 2018	46,685	63,909
French Government O.A.T. Eurobond Strip Principal 0% 2019	7,500	6,550
French Government O.A.T. Eurobond 2.25% 2020[1,2]	2,834	4,006
French Government O.A.T. Eurobond 6.00% 2025	40,745	66,043
French Government O.A.T. Eurobond 4.75% 2035	10,800	15,168
French Government O.A.T. Eurobond 4.00% 2055	2,170	2,640
Belgium (Kingdom of), Series 54, 4.00% 2014	10,705	14,730
Belgium (Kingdom of), Series 43, 4.25% 2014	57,105	79,656
Belgium (Kingdom of), Series 49, 4.00% 2017	37,950	51,336
Netherlands Government Eurobond 4.00% 2011	15,000	21,212
Netherlands Government Eurobond 4.25% 2013	21,690	30,814
Netherlands Government Eurobond 4.50% 2017	37,665	53,793
Netherlands Government Eurobond 7.50% 2023	10,900	19,963
Netherlands Government Eurobond 4.00% 2037	4,550	5,695
Deutsche Genossenschaftsbank-Hypothekenbank AG 4.50% 2013[3]	25,500	35,595
Deutsche Genossenschaftsbank-Hypothekenbank AG 4.00% 2016[3]	60,700	81,212
Dexia Municipal Agency 3.50% 2009[3]	1,428	1,982
Dexia Municipal Agency 4.50% 2017[3]	60,925	82,219
KfW 4.375% 2013	42,625	59,624
Schering-Plough Corp. 5.375% 2014	33,675	44,378
Bayerische Hypo- und Vereinsbank AG 6.625% 2010	8,000	11,482
Bayerische Hypo- und Vereinsbank AG 6.00% 2014	1,410	1,955
UniCredito Italiano SpA 3.95% 2016	2,000	2,342
UniCredito Italiano SpA, Series 172, 4.125% 2016[4]	460	601
UniCredito Italiano SpA 5.75% 2017	8,500	11,037
UniCredit SpA 6.70% 2018	4,100	5,517
Société Générale 5.625% 2012	2,000	2,832
Société Générale 4.20% 2012	2,000	2,714
Société Générale 5.25% 2013	8,750	12,079
Société Générale 4.875% 2014[4]	2,250	3,092
Société Générale 4.50% 2019[4]	1,640	2,105
Société Générale 6.999% (undated)[4]	7,350	7,738
Olivetti Finance NV 7.25% 2012	9,830	13,881
Telecom Italia SpA 7.75% 2033[2]	11,790	15,259
Bayer AG 5.00% (undated)[4]	24,385	26,951
Irish Government 4.50% 2018	6,270	8,757
Irish Government 4.40% 2019	13,100	17,972
Rheinische Hypothekenbank Eurobond 4.50% 2013[3]	15,900	22,158
Spanish Government 2.90% 2008	7,960	11,175
Spanish Government 4.20% 2013	7,300	10,235
Standard Chartered Bank 5.875% 2017	17,000	21,102
Santander Issuances, SA Unipersonal 5.435% 2017[4]	11,500	14,826
Santander Perpetual, SA Unipersonal 4.375% (undated)[4]	5,840	6,201
Royal Bank of Scotland PLC 4.875% 2009	750	1,049
Royal Bank of Scotland PLC 6.00% 2013[2]	3,460	4,624
Royal Bank of Scotland PLC 4.35% 2017	5,000	5,625
Royal Bank of Scotland PLC 6.934% 2018	5,000	6,493
Royal Bank of Scotland PLC 4.625% 2021[4]	3,000	3,187
Gaz Capital SA 5.875% 2015	3,250	3,463
Gaz Capital SA 5.875% 2015	7,500	7,992
Gaz Capital SA 6.605% 2018[2]	8,000	8,230
Veolia Environnement 4.875% 2013	1,925	2,625
Veolia Environnement 4.375% 2017	5,200	6,464
Veolia Environnement 6.125% 2033	7,915	10,154
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2013	1,500	1,844
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2013	13,900	17,085
Koninklijke KPN NV 4.75% 2017	13,750	16,821
NGG Finance PLC 6.125% 2011	2,000	2,878
National Grid Transco PLC 4.375% 2020	10,850	13,008
Resona Bank, Ltd. 3.75% 2015[4]	5,565	7,256
Resona Bank, Ltd. 4.125% (undated)[4]	4,935	5,523
Resona Bank, Ltd 4.125% (undated)[4]	2,500	2,798
DaimlerChrysler International Finance BV 7.00% 2011	9,675	14,022
PLD International Finance LLC 4.375% 2011	10,450	13,626
Metro Finance BV 4.625% 2011	8,980	12,293
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	9,560	11,538
Austria (Republic of) 4.30% 2017	8,210	11,518
Saint-Gobain Nederland BV 5.00% 2010	8,000	11,114
Banque Centrale de Tunisie 4.75% 2011	3,100	4,159
Banque Centrale de Tunisie 4.75% 2011	3,750	5,032
Banque Centrale de Tunisie 6.25% 2013	1,350	1,849
Sumitomo Mitsui Banking Corp. 4.375% 2014[4]	3,445	4,738
Sumitomo Mitsui Banking Corp. 4.375% (undated)[4]	5,475	5,286
Shinsei Bank, Ltd. 3.75% 2016[4]	4,000	4,506
Shinsei Bank, Ltd. 3.75% 2016[4]	4,790	5,396
GlaxoSmithKline Capital PLC 5.125% 2012	2,500	3,471
GlaxoSmithKline Capital PLC 5.625% 2017	3,500	4,912
GlaxoSmithKline Capital Inc. 4.00% 2025	1,250	1,376
Italian Government 3.75% 2011	6,695	9,338
Commerzbank AG 6.125% 2011	5,000	7,059
Commerzbank Aktiengesellschaft 5.625% 2017[4]	1,500	1,956
Barclays Bank PLC 4.50% 2019	7,500	8,689
Bouygues SA 4.375% 2014	5,945	7,488
European Investment Bank 4.625% 2020	5,250	7,402
Volvo Treasury AB 5.00% 2017	5,600	7,153
E.ON International Finance BV 5.75% 2009	750	1,057
E.ON International Finance BV 5.125% 2012	4,205	5,916
GIE PSA Trésorerie 5.875% 2011	4,420	6,172
Merrill Lynch & Co., Inc. 4.625% 2018	7,875	6,123
Renault SA 4.375% 2013	4,750	6,105
France Télécom 7.25% 2013	4,000	5,968
Croatian Government 5.00% 2014	4,215	5,739
Northern Rock PLC, Series 7, 4.125% 2017[3]	4,650	5,689
BMW U.S. Capital, LLC 4.625% 2013	4,180	5,595
AT&T Inc. 6.125% 2015	4,000	5,498
AstraZeneca PLC 4.625% 2010	3,600	5,017
FCE Bank PLC 7.125% 2012	5,250	4,985
Edcon Pty Ltd. 8.208% 2014[4]	2,000	1,688
Edcon Pty Ltd. 8.208% 2014[4]	2,750	2,321
Rodamco Europe Finance BV, Series 5, 3.75% 2012	3,030	3,852
Delhaize Group 5.625% 2014[2]	3,000	3,672
Lafarge 5.375% 2017	3,000	3,524
Anglian Water Services Financing PLC 4.625% 2013	2,250	3,026
Deutsche Telekom International Finance BV 8.125% 2012[4]	2,000	2,980
Bulgaria (Republic of) 7.50% 2013	1,638	2,446
Bulgaria (Republic of) 7.50% 2013	250	373
International Endesa BV 5.375% 2013	1,750	2,443
Fortum Oyj 4.625% 2010	1,590	2,213
Mizuho Financial Group (Cayman) Ltd. 4.75% 2014[4]	1,500	2,085
NXP BV and NXP Funding LLC 7.713% 2013[4]	1,000	865
NXP BV and NXP Funding LLC 8.625% 2015	1,300	896
Tesco PLC 4.75% 2010	1,205	1,681
ENEL SpA 5.625% 2027	1,250	1,661
Bank of Tokyo-Mitsubishi, Ltd., Series 13, 3.50% 2015[4]	1,100	1,453
Edison SpA 5.125% 2010	750	1,057
Finland (Republic of) 5.75% 2011	500	735
iesy Repository GmbH 10.125% 2015	500	644
Governor and Co. of the Bank of Ireland 6.45% 2010	415	587
American International Group, Inc. 4.00% 2011	600	498
BNP Paribas 5.25% 2014[4]	250	346
WDAC Intermediate Corp. 8.50% 2014	125	93
		3,074,247

JAPANESE YEN — 8.26%
Japanese Government 0.90% 2008	¥1,890,000	17,794
Japanese Government 1.80% 2010	4,880,000	46,663
Japanese Government 1.10% 2011	90,000	853
Japanese Government 1.30% 2011	9,471,000	90,238
Japanese Government 1.40% 2012	2,926,000	27,981
Japanese Government 1.50% 2014	19,611,500	188,782
Japanese Government 0.50% 2015[1,2]	4,196,080	37,066
Japanese Government 1.70% 2016	8,718,700	84,805
Japanese Government 1.70% 2017	17,695,250	171,518
Japanese Government 1.20% 2017[1,2]	1,411,740	12,842
Japanese Government 1.20% 2017[1,2]	8,699,660	78,942
Japanese Government 2.30% 2035	1,973,700	18,564
KfW International Finance Inc. 1.75% 2010	100,000	953
KfW 1.35% 2014	716,000	6,769
European Investment Bank 1.40% 2017	721,700	6,759
		790,529

BRITISH POUNDS — 3.35%
United Kingdom 5.75% 2009	£750	1,364
United Kingdom 4.75% 2010	7,000	12,600
United Kingdom 4.50% 2013	10,070	18,112
United Kingdom 5.00% 2014	16,300	30,158
United Kingdom 4.75% 2015	21,730	39,664
United Kingdom 8.00% 2015	600	1,299
United Kingdom 4.00% 2016	3,100	5,407
United Kingdom 2.50% 2016[1]	461	877
United Kingdom 8.75% 2017	17,895	41,615
United Kingdom 4.75% 2020	40,785	73,429
United Kingdom 6.00% 2028	6,350	13,239
United Kingdom 4.75% 2030	17,620	31,591
United Kingdom 4.75% 2038	9,960	18,462
United Kingdom 4.25% 2055	250	432
Abbey National PLC 7.50% (undated)[4]	3,010	4,777
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 5.50% 2017[2]	3,485	4,748
Tesco PLC 5.50% 2033	2,640	4,199
SLM Student Loan Trust, Series 2003-10, Class A-4, 5.15% 2039[3,5]	2,400	3,852
HSBC Holdings PLC 6.375% 2022[4]	2,000	3,365
Northern Rock PLC 5.625% 2015[4]	1,000	1,461
Northern Rock PLC 6.375% 2019	1,000	1,517
Countrywide Home Loans, Inc. 5.875% 2008	1,130	1,993
Bayer AG, Series 41, 5.625% 2018	1,100	1,832
Commerzbank AG 6.625% 2019	1,000	1,532
Halifax Building Society 11.00% 2014	650	1,229
UPM-Kymmene Corp. 6.625% 2017	750	1,099
General Electric Capital Corp. 5.625% 2031	750	974
		320,827

SWEDISH KRONOR — 2.52%
Swedish Government 5.00% 2009	SKr 69,800	10,080
Swedish Government 5.25% 2011	226,900	33,796
Swedish Government 6.75% 2014	256,925	42,530
Swedish Government 4.50% 2015	302,025	45,395
Swedish Government 4.11% 2015[1]	71,692	11,598
Swedish Government 5.00% 2020	72,640	11,639
Swedish Government 4.00% 2012[2,3]	252,000	34,426
Nordea Hypotek AB 4.00% 2012[2,3]	140,000	19,186
AB Spintab 6.00% 2009	131,900	19,055
Stadshypotek AB 6.00% 2012[2,3]	79,000	11,589
European Investment Bank 4.50% 2014	15,000	2,169
		241,463

SINGAPORE DOLLARS — 2.45%
Singapore (Republic of) 4.375% 2009	S$76,395	53,629
Singapore (Republic of) 2.625% 2010	6,275	4,440
Singapore (Republic of) 3.125% 2011	163,010	117,421
Singapore (Republic of) 3.75% 2016	79,665	58,565
		234,055

DANISH KRONER — 2.38%
Nykredit 4.00% 2035[3]	DKr169,593	27,293
Nykredit 5.00% 2038[3]	321,340	55,463
Nykredit 6.00% 2038[3]	477,382	85,790
Nykredit 6.00% 2038[3]	111,000	20,262
Nykredit 6.00% 2041[3]	70,000	12,500
Realkredit Danmark 6.00% 2038[3]	98,000	17,985
Realkredit Danmark, interest only, 6.00% 2038[3]	46,882	8,514
		227,807

AUSTRALIAN DOLLARS — 2.09%
New South Wales Treasury Corp. 5.50% 2014	A$46,700	US$ 36,252
New South Wales Treasury Corp. 5.50% 2017	131,559	100,516
Queensland Treasury Corp. 6.00% 2013	48,401	38,541
Queensland Treasury Corp. 6.00% 2015	29,554	23,496
Countrywide Financial Corp. 6.25% 2010	2,000	1,434
		200,239

ISRAELI SHEKELS — 1.67%
Israeli Government 7.00% 2011[2]	ILS146,045	44,200
Israeli Government 7.50% 2014[2]	174,450	55,096
Israeli Government 5.00% 2015[1,2]	22,820	7,516
Israeli Government 6.50% 2016[2]	70,300	21,191
Israeli Government 5.50% 2017[2]	112,872	31,630
		159,633

MEXICAN PESOS — 1.28%
United Mexican States Government, Series M, 7.50% 2012	MXN370,000	32,978
United Mexican States Government, Series MI10, 9.50% 2014	322,663	30,993
United Mexican States Government, Series M10, 8.00% 2015	75,000	6,682
United Mexican States Government, Series M10, 7.75% 2017	127,000	11,102
United Mexican States Government, Series M20, 10.00% 2024	179,900	18,642
United Mexican States Government, Series M30, 10.00% 2036	200,000	21,141
América Móvil, SAB de CV 8.46% 2036	15,000	1,207
		122,745

POLISH ZLOTY — 1.15%
Polish Government 6.00% 2009	PLN 24,005	9,902
Polish Government 4.25% 2011	27,710	10,972
Polish Government 5.00% 2013	165,520	65,739
Polish Government 5.25% 2017	58,210	23,160
		109,773

EGYPTIAN POUNDS — 0.88%
Egypt (Arab Republic of) Treasury Bill 0% 2008	EGP 10,225	1,866
Egypt (Arab Republic of) Treasury Bill, Series 182, 0% 2009	175,400	30,822
Egypt (Arab Republic of) Treasury Bill 0% 2009	550	97
Egypt (Arab Republic of) Treasury Bill 0% 2009	20,775	3,611
Egypt (Arab Republic of) Treasury Bill 0% 2009	60,000	10,361
Egypt (Arab Republic of) 9.10% 2010	39,650	7,113
Egypt (Arab Republic of) 9.10% 2010	1,955	348
Egypt (Arab Republic of) 11.50% 2011	5,865	1,077
Egypt (Arab Republic of) 9.10% 2012	82,870	14,063
Egypt (Arab Republic of) 8.85% 2013	59,000	9,861
Egypt (Arab Republic of) 11.625% 2014	18,535	3,389
Egypt (Arab Republic of) 9.20% 2014	8,925	1,486
		84,094

MALAYSIAN RINGGITS — 0.83%
Malaysian Government 3.869% 2010	MYR 42,590	12,390
Malaysian Government 3.756% 2011	25,380	7,345
Malaysian Government 3.718% 2012	137,584	39,556
Malaysian Government 3.814% 2017	75,000	20,613
		79,904

BRAZILIAN REAIS — 0.67%
Brazilian Treasury Bill 6.00% 2010[1,2]	BRL16,037	7,973
Brazilian Treasury Bill 6.00% 2015[1,2]	27,631	12,577
Brazil (Federal Republic of) Global 12.50% 2016	775	425
Brazilian Treasury Bill 6.00% 2017[1,2]	5,008	2,218
Brazil (Federal Republic of) 10.00% 2017[2]	67,120	28,373
Brazil (Federal Republic of) Global 12.50% 2022	13,220	7,155
Brazil (Federal Republic of) Global 10.25% 2028	11,120	5,163
		63,884

NEW TURKISH LIRAS — 0.49%
Turkey (Republic of) 14.00% 2011	TRY 3,650	US$ 2,605
Turkey (Republic of) 16.00% 2012	5,670	4,166
Turkey (Republic of) 10.00% 2012[1,2]	54,909	40,423
		47,194

NORWEGIAN KRONER — 0.39%
Norwegian Government 5.50% 2009	NKr 30,000	5,086
Norwegian Government 6.50% 2013	171,850	31,809
		36,895

SOUTH KOREAN WON — 0.33%
South Korean Government 5.75% 2013	KRW15,000,000	12,440
South Korean Government 5.25% 2015	24,335,000	19,565
		32,005

CANADIAN DOLLARS — 0.24%
Canadian Government 5.50% 2010	$ C13,755	13,520
Canadian Government 5.25% 2012	6,000	6,073
Canadian Government 5.75% 2029	2,250	2,546
Manitoba Telecom Services Inc., Series 4, 5.85% 2009	1,000	948
		23,087

CZECH KORUNAS — 0.12%
Czech Republic, Series 51, 4.00% 2017	CZK200,000	11,223

URUGUAYAN PESOS — 0.09%
Uruguay (Republic of) 5.00% 2018[1,2]	UYU 42,152	2,043
Uruguay (Republic of) 4.25% 2027[1,2,3]	107,731	4,936
Uruguay (Republic of) 3.70% 2037[1,2,3]	47,036	1,792
		8,771

ARGENTINE PESOS — 0.07%
Argentina (Republic of) 5.83% 2033[1,2,3,6]	ARS20,540	3,574
Argentina (Republic of) GDP-Linked 2035	40,842	1,102
Argentina (Republic of) 0.63% 2038[1,2,3]	37,063	2,251
		6,927

COLOMBIAN PESOS — 0.06%
Colombia (Republic of) Global 11.75% 2010	COP 753,000	350
Colombia (Republic of) Global 9.85% 2027	13,431,000	5,685
		6,035

DOMINICAN PESOS — 0.05%
Cervecería Nacional Dominicana, C. por A. 16.00% 2012[2,5]	DOP122,949	2,725
Cervecería Nacional Dominicana, C. por A. 16.00% 2012[2]	72,130	1,599
		4,324

SOUTH AFRICAN RAND — 0.04%
South Africa (Republic of), Series 197, 5.50% 2023[1]	ZAR24,287	4,055

INDONESIAN RUPIAH — 0.02%
Indonesia (Republic of) 12.50% 2013	IDR9,067,000	948
Indonesia (Republic of) 11.00% 2020	2,745,000	251
Indonesia (Republic of) 12.80% 2021	3,265,000	336
Indonesia (Republic of) 12.90% 2022	705,000	73
Indonesia (Republic of) 11.00% 2025	1,258,000	112
		1,720

U.S. DOLLARS — 32.57%
U.S. Treasury 3.375% 2008	US$ 11,815	US$ 11,853
U.S. Treasury 3.875% 2009[1,2]	13,263	13,226
U.S. Treasury 4.50% 2009	12,660	12,808
U.S. Treasury 3.875% 2010	19,500	20,261
U.S. Treasury 5.75% 2010	66,510	71,251
U.S. Treasury 4.50% 2011	11,710	12,386
U.S. Treasury 4.875% 2011	10,063	10,804
U.S. Treasury 2.375% 2011[1,2]	24,531	24,778
U.S. Treasury 4.25% 2012	9,050	9,592
U.S. Treasury 4.875% 2012	55,665	59,853
U.S. Treasury 3.00% 2012[1,2]	23,791	24,721
U.S. Treasury 3.875% 2013	6,000	6,248
U.S. Treasury 4.25% 2013	31,416	33,370
U.S. Treasury 2.00% 2014[1,2]	18,193	18,101
U.S. Treasury 4.50% 2016	50,250	53,597
U.S. Treasury 5.125% 2016	188,550	207,552
U.S. Treasury 8.875% 2017	12,260	16,783
U.S. Treasury 2.375% 2017[1,2]	4,984	5,001
U.S. Treasury 3.50% 2018	4,870	4,774
U.S. Treasury 3.875% 2018	43,455	43,732
U.S. Treasury 4.00% 2018	4,380	4,442
U.S. Treasury 5.25% 2029	34,085	37,813
Fannie Mae 6.25% 2011	2,000	2,099
Fannie Mae 5.25% 2012	62,424	62,561
Fannie Mae 5.25% 2016	19,750	20,522
Fannie Mae 5.00% 2017[3]	906	907
Fannie Mae 5.00% 2019[3]	334	334
Fannie Mae, Series 2001-4, Class GA, 10.181% 2025[3,4]	22	24
Fannie Mae 6.00% 2026[3]	1,116	1,135
Fannie Mae 6.25% 2029	2,000	2,303
Fannie Mae 5.50% 2034[3]	980	979
Fannie Mae 4.50% 2035[3]	2,247	2,122
Fannie Mae 5.50% 2035[3]	6,608	6,602
Fannie Mae 6.00% 2036[3]	4,074	4,129
Fannie Mae 6.00% 2036[3]	8,177	8,287
Fannie Mae 6.00% 2036[3]	16,722	16,946
Fannie Mae 6.50% 2036[3]	8,338	8,557
Fannie Mae 6.50% 2036[3]	6,155	6,248
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036[3]	1,482	1,517
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[3]	6,025	4,606
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036[3]	4,854	3,849
Fannie Mae 5.00% 2037[3]	1,836	1,789
Fannie Mae 5.50% 2037[3]	892	889
Fannie Mae 5.50% 2037[3]	4,040	3,958
Fannie Mae 5.50% 2037[3]	5,924	5,803
Fannie Mae 6.50% 2037[3]	1,600	1,643
Fannie Mae 6.50% 2037[3]	3,966	4,071
Fannie Mae 6.50% 2037[3]	5,940	6,097
Fannie Mae 6.50% 2037[3]	2,303	2,338
Fannie Mae 4.443% 2038[3,4]	7,562	7,385
Fannie Mae 4.50% 2038[3]	18,000	16,968
Fannie Mae 4.539% 2038[3,4]	2,874	2,825
Fannie Mae 5.00% 2038[3]	11,132	10,846
Fannie Mae 5.00% 2038[3]	19,972	19,459
Fannie Mae 5.322% 2038[3,4]	12,470	12,482
Fannie Mae 5.50% 2038[3]	13,786	13,747
Fannie Mae 5.50% 2038[3]	8,971	8,947
Fannie Mae 5.50% 2038[3]	7,320	7,300
Fannie Mae 5.50% 2038[3]	10,362	10,334
Fannie Mae 5.50% 2038[3]	12,009	11,977
Fannie Mae 5.50% 2038[3]	17,169	17,120
Fannie Mae 5.50% 2038[3]	12,997	12,960
Fannie Mae 6.00% 2038[3]	30,494	30,903
Fannie Mae 6.00% 2038[3]	4,995	5,062
Fannie Mae 6.00% 2038[3]	574	582
Fannie Mae 6.00% 2038[3]	8,992	9,113
Fannie Mae 6.50% 2038[3]	15,175	15,575
Fannie Mae 6.50% 2038[3]	8,712	8,941
Fannie Mae 6.50% 2047[3]	4,766	4,829
Fannie Mae 6.50% 2047[3]	2,679	2,714
Fannie Mae 6.50% 2047[3]	1,799	1,823
Fannie Mae 7.00% 2047[3]	1,908	1,965
Fannie Mae 6.50% 2048[3]	9,913	10,044
Freddie Mac 3.125% 2010	9,790	9,769
Freddie Mac 5.875% 2011	13,335	13,848
Freddie Mac 5.75% 2016	15,650	15,373
Freddie Mac 5.50% 2023[3]	4,542	4,574
Freddie Mac 5.50% 2023[3]	6,946	6,995
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036[3]	6,086	4,957
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[3]	6,524	5,040
Freddie Mac 4.772% 2037[3,4]	5,334	5,287
Freddie Mac 5.50% 2037[3]	9,960	9,909
Freddie Mac 5.50% 2037[3]	13,391	13,323
Freddie Mac 5.50% 2037[3]	7,160	7,123
Freddie Mac 5.50% 2037[3]	7,150	7,113
Freddie Mac 5.728% 2037[3,4]	1,818	1,830
Freddie Mac 6.00% 2037[3]	11,878	12,028
Freddie Mac 6.50% 2037[3]	5,565	5,712
Freddie Mac 6.50% 2037[3]	14,203	14,578
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[3]	1,798	1,381
Freddie Mac 4.65% 2038[3,4]	8,843	8,665
Freddie Mac 4.966% 2038[3,4]	2,273	2,250
Freddie Mac 5.00% 2038[3]	4,684	4,562
Freddie Mac 5.00% 2038[3]	9,213	8,973
Freddie Mac 5.00% 2038[3]	4,627	4,506
Freddie Mac 5.00% 2038[3]	9,433	9,196
Freddie Mac 5.482% 2038[3,4]	12,703	12,567
Freddie Mac 5.50% 2038[3]	20,774	20,668
Freddie Mac 5.50% 2038[3]	2,457	2,445
Freddie Mac 5.50% 2038[3]	11,160	11,103
Freddie Mac 5.50% 2038[3]	11,071	11,014
Freddie Mac 5.50% 2038[3]	15,246	15,171
Freddie Mac 5.50% 2038[3]	21,399	21,289
Freddie Mac 6.00% 2038[3]	5,125	5,190
Freddie Mac 6.00% 2038[3]	1,013	1,026
Freddie Mac 6.00% 2038[3]	10,000	10,127
Freddie Mac 6.00% 2038[3]	2,411	2,441
Freddie Mac 6.50% 2038[3]	28,700	29,458
Freddie Mac 6.50% 2038[3]	12,405	12,732
Freddie Mac 6.50% 2038[3]	13,902	14,270
GlaxoSmithKline Capital Inc. 4.85% 2013	4,000	3,931
GlaxoSmithKline Capital Inc. 5.65% 2018	23,945	22,775
GlaxoSmithKline Capital Inc. 6.375% 2038	4,000	3,767
Federal Home Loan Bank 5.125% 2013	15,000	15,613
Federal Home Loan Bank 5.625% 2016	11,875	11,463
Telecom Italia Capital SA 4.875% 2010	7,400	7,197
Telecom Italia Capital SA, Series B, 5.25% 2013	6,550	5,817
Telecom Italia Capital SA 6.999% 2018	5,300	4,766
Telecom Italia Capital SA 7.20% 2036	1,950	1,541
Telecom Italia Capital SA 7.721% 2038	6,000	4,986
SMFG Preferred Capital USD 3 Ltd. 9.50% (undated)[4,5]	25,305	24,188
Abu Dhabi National Energy Co. PJSC (TAQA) 5.62% 2012[5]	1,750	1,699
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[5]	14,480	13,238
Abu Dhabi National Energy Co. PJSC (TAQA) 7.25% 2018[5]	8,000	7,814
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[5]	1,250	988
Countrywide Home Loans, Inc., Series M, 4.125% 2009	175	161
Countrywide Financial Corp., Series A, 4.50% 2010	100	90
Countrywide Financial Corp., Series B, 5.80% 2012	4,430	3,745
Bank of America Corp. 5.30% 2017	11,450	9,527
Bank of America Corp. 5.65% 2018	6,300	5,316
Bank of America Corp., Series M, 8.125% noncumulative preferred (undated)[4]	5,850	4,734
Russian Federation 7.50% 2030[3]	22,873	23,159
Gaz Capital SA, Series 7, 6.212% 2016	13,000	9,809
Gaz Capital SA 6.51% 2022[5]	5,310	3,836
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034[5]	2,000	1,859
Gaz Capital SA 7.288% 2037[5]	8,600	6,149
CS First Boston Mortgage Securities Corp., Series 2005-7, Class III-A-1, 5.00% 2020[3]	574	513
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033[3]	163	134
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034[3]	1,573	1,583
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035[3]	1,325	1,321
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036[3]	1,625	1,672
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[3,5]	9,656	7,182
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037[3]	2,300	2,204
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A-3, 4.813% 2038[3]	5,000	4,812
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039[3]	500	478
CS First Boston Mortgage Securities Corp., Series 2006-C2, Class A-3, 5.847% 2039[3,4]	1,905	1,720
E.ON International Finance BV 5.80% 2018[5]	19,030	18,221
E.ON International Finance BV 6.65% 2038[5]	2,500	2,436
Société Générale 5.75% 2016[5]	20,110	18,992
Argentina (Republic of) 1.564% 2012[2,3,4]	7,775	2,796
Argentina (Republic of) 7.00% 2015[2]	14,800	8,436
Argentina (Republic of) GDP-Linked 2035	88,270	7,150
Resona Bank, Ltd. 5.85% (undated)[4,5]	24,850	18,302
TuranAlem Finance BV 8.00% 2014	5,470	3,419
TuranAlem Finance BV 8.50% 2015[5]	1,935	1,209
TuranAlem Finance BV 8.50% 2015	8,015	5,009
TuranAlem Finance BV 8.25% 2037[5]	6,775	3,811
TuranAlem Finance BV, Series 8, 8.25% 2037	5,205	2,928
Veolia Environnement 5.25% 2013	11,155	10,980
Veolia Environnement 6.00% 2018	5,175	4,971
Royal Bank of Scotland Group PLC 6.99% (undated)[4,5]	20,582	15,700
Comcast Cable Communications, Inc. 6.75% 2011	1,020	1,035
Comcast Corp. 6.30% 2017	3,000	2,763
Comcast Corp. 5.70% 2018	6,665	5,828
Comcast Corp. 6.95% 2037	5,035	4,307
Comcast Corp. 6.40% 2038	1,750	1,404
JPMorgan Chase Bank NA 6.00% 2017	10,750	9,870
JPMorgan Chase & Co., Series I, 7.90% (undated)[4]	5,840	4,930
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021[3]	4,444	3,885
Wells Fargo Mortgage-backed Securities Trust, Series 2007-8, Class II-A-2, 6.00% 2037[3]	14,500	10,818
Korea Development Bank 5.30% 2013[2]	15,700	14,660
Development Bank of Singapore Ltd. 7.875% 2010[5]	10,250	10,609
Development Bank of Singapore Ltd. 7.125% 2011[5]	3,800	3,915
Scottish Power PLC 5.375% 2015	12,700	12,182
Scottish Power PLC 5.81% 2025	2,500	2,240
PSEG Power LLC 7.75% 2011	5,925	6,151
Public Service Electric and Gas Co., Series E, 5.30% 2018	6,480	6,063
PSEG Power LLC 8.625% 2031	1,945	2,109
Vodafone Group PLC 5.625% 2017	9,100	8,102
Vodafone Group PLC 6.15% 2037	7,600	6,122
CSAB Mortgage-backed Trust, Series 2007-1, Class 4-A-8, 7.00% 2037[3]	17,569	14,179
Koninklijke KPN NV 8.00% 2010	8,400	8,806
Koninklijke KPN NV 8.375% 2030	4,900	5,263
UniCredito Italiano SpA 6.00% 2017[5]	7,875	6,713
UniCredito Italiano SpA 5.584% 2017[4,5]	2,730	2,499
HVB Funding Trust I 8.741% 2031[5]	4,941	4,221
HVB Funding Trust III 9.00% 2031[5]	227	201
AstraZeneca PLC 5.40% 2012	1,250	1,257
AstraZeneca PLC 5.90% 2017	12,500	12,329
Singapore Telecommunications Ltd. 6.375% 2011[5]	8,540	8,813
Singapore Telecommunications Ltd. 7.375% 2031[5]	4,500	4,732
Target Corp. 6.00% 2018	10,875	10,314
Target Corp. 7.00% 2038	2,600	2,454
HSBK (Europe) BV 7.75% 2013	4,765	3,300
HSBK (Europe) BV 7.25% 2017[5]	13,215	8,266
HSBK (Europe) BV 7.25% 2017	1,860	1,163
ORIX Corp. 5.48% 2011	13,770	12,662
Walgreen Co. 4.875% 2013	12,625	12,635
Enersis SA 7.375% 2014	11,935	12,065
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A-3-A, 4.949% 2038[3,4]	2,470	2,348
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.841% 2039[3,4]	3,770	3,655
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 2041[3,4]	4,825	4,518
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 2043[3,4]	1,655	1,381
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[3,5]	606	607
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3,5]	4,725	4,237
Ras Laffan Liquefied Natural Gas III 5.838% 2027[3,5]	8,000	6,916
American Tower Corp. 7.125% 2012	320	317
American Tower Corp. 7.50% 2012	475	470
American Tower Corp. 7.00% 2017[5]	11,400	10,944
Enterprise Products Operating LP, Series B, 5.00% 2015	2,000	1,791
Enterprise Products Operating LLC 6.50% 2019	3,430	3,201
Enterprise Products Operating LP 8.375% 2066[4]	1,210	1,123
Enterprise Products Operating LP 7.034% 2068[4]	6,535	5,277
Wells Fargo & Co. 5.625% 2017	4,650	4,281
Wells Fargo Capital XV 9.75% (undated)[4]	6,500	6,311
Nielsen Finance LLC, Term Loan B, 4.803% 2013[3,4,7]	420	372
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	6,925	6,613
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[8]	5,330	3,491
Kraft Foods Inc. 6.125% 2018	11,100	10,416
Turkey (Republic of) 6.75% 2018	3,000	2,835
Turkey (Republic of) 7.00% 2019	3,500	3,334
Turkey (Republic of) 8.00% 2034	4,200	4,210
British Telecommunications PLC 5.95% 2018	7,280	6,467
British Telecommunications PLC 9.125% 2030[4]	3,660	3,660
Indonesia (Republic of) 6.75% 2014[5]	1,250	1,203
Indonesia (Republic of) 6.875% 2017[5]	1,000	920
Indonesia (Republic of) 6.625% 2037[5]	4,000	3,195
Indonesia (Republic of) 7.75% 2038[5]	5,250	4,751
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036[3]	2,286	2,297
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-4, 5.143% 2042[3,4]	3,000	2,927
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.399% 2045[3,4]	5,000	4,813
State of Qatar 9.75% 2030[2]	7,250	9,932
Biogen Idec Inc. 6.00% 2013	9,000	8,895
Biogen Idec Inc. 6.875% 2018	1,000	988
Government National Mortgage Assn. 6.00% 2038[3]	9,736	9,882
Hospitality Properties Trust 6.85% 2012	600	565
Hospitality Properties Trust 6.75% 2013	690	630
Hospitality Properties Trust 5.125% 2015	1,450	1,119
Hospitality Properties Trust 5.625% 2017	1,390	1,026
Hospitality Properties Trust 6.70% 2018	8,295	6,529
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 6.303% 2014[3,4,7]	1,042	881
Texas Competitive Electric Holdings Co. LLC 10.25% 2015[5]	3,480	3,158
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015[5]	3,780	3,430
Texas Competitive Electric Holdings Co. LLC 10.50% 2016[5,6]	2,750	2,344
TransCanada PipeLines Ltd. 6.50% 2018	5,000	4,858
TransCanada PipeLines Ltd. 6.35% 2067[4]	5,880	4,659
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 2011[3]	4,605	4,491
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-3-A, MBIA insured, 5.42% 2012[3]	4,000	3,838
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014[3]	1,250	1,166
Commercial Mortgage Trust, Series 2000-C1, Class A-2, 7.416% 2033[3]	1,795	1,818
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038[3]	8,100	7,364
Citigroup Inc. 6.00% 2017	907	770
Citigroup Inc. 6.125% 2018	1,693	1,404
Citigroup Capital XXI 8.30% 2077[4]	9,230	6,892
HBOS PLC 6.75% 2018[5]	10,575	8,882
General Electric Co. 5.00% 2013	2,775	2,558
General Electric Co. 5.25% 2017	7,000	6,136
Edison Mission Energy 7.50% 2013	1,325	1,279
Edison Mission Energy 7.75% 2016	150	142
Midwest Generation, LLC, Series B, 8.56% 2016[3]	2,767	2,850
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2008-B, 5.50% 2018	3,000	2,868
Edison Mission Energy 7.20% 2019	1,125	996
Edison Mission Energy 7.625% 2027	650	530
Intergen Power 9.00% 2017[5]	8,525	8,568
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[5]	360	351
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[5]	700	623
Westfield Group 5.70% 2016[5]	2,385	2,058
Westfield Group 7.125% 2018[5]	6,000	5,403
National Grid PLC 6.30% 2016	8,825	8,431
Tenet Healthcare Corp. 6.375% 2011	845	784
Tenet Healthcare Corp. 7.375% 2013	960	878
Tenet Healthcare Corp. 9.875% 2014	5,825	5,708
Tenet Healthcare Corp. 9.25% 2015	1,055	1,002
Time Warner Cable Inc. 6.75% 2018	8,750	8,186
CVS Corp. 7.77% 2012[3,5]	711	742
CVS Corp. 5.789% 2026[3,5]	1,021	933
CVS Corp. 6.036% 2028[3,5]	960	864
CVS Caremark Corp. 6.943% 2030[3,5]	5,770	5,479
MetLife Capital Trust IV 7.875% 2067[4,5]	3,000	2,060
MetLife Capital Trust X 9.25% 2068[4,5]	6,100	5,804
Bausch & Lomb Inc. 9.875% 2015[5]	8,250	7,858
ArcelorMittal 5.375% 2013[5]	2,000	1,926
ArcelorMittal 6.125% 2018[5]	6,425	5,909
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	1,550	1,403
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[5]	1,425	1,282
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	1,990	1,741
Charter Communications Operating, LLC, Term Loan B, 4.80% 2014[3,4,7]	893	715
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 2014[5]	475	463
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	3,350	2,228
Nextel Communications, Inc., Series E, 6.875% 2013	7,100	4,831
Nextel Communications, Inc., Series F, 5.95% 2014	4,345	2,914
Banco Bilbao Vizcaya Argentaria, SA, 5.919% (undated)[4]	10,100	7,625
C10 Capital (SPV) Ltd. 6.722% (undated)[4,5]	7,075	6,569
C8 Capital (SPV) Ltd. 6.64% (undated)[4,5]	1,000	938
Williams Companies, Inc. 4.791% 2010[4,5]	225	221
Williams Companies, Inc. 7.875% 2021	4,865	4,875
Transcontinental Gas Pipe Line Corp. 7.25% 2026	575	554
Williams Companies, Inc. 8.75% 2032	1,780	1,830
Charles Schwab Corp., Series A, 6.375% 2017	2,775	2,459
Schwab Capital Trust I 7.50% 2037[4]	5,960	4,933
Time Warner Inc. 5.875% 2016	3,100	2,729
AOL Time Warner Inc. 7.625% 2031	2,240	1,950
Time Warner Inc. 6.50% 2036	3,490	2,658
Jackson National Life Global 5.375% 2013[5]	7,615	7,262
Vale Overseas Ltd. 6.875% 2036	8,000	7,161
Santander Issuances, SA Unipersonal 3.564% 2016[4,5]	2,100	1,965
Santander Issuances, SA Unipersonal 5.805% 2016[4,5]	5,400	5,184
Standard Chartered Bank 6.40% 2017[5]	7,600	7,037
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[3,5]	5,600	5,046
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[2,3,5]	1,150	908
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[2,3,5]	1,330	1,027
Enbridge Energy Partners, LP, Series B, 6.50% 2018	7,320	6,767
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.898% 2036[3,4]	4,450	3,272
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.922% 2036[3,4]	3,126	1,956
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.891% 2037[3,4]	1,858	1,202
Union Pacific Corp. 5.70% 2018	3,200	2,986
Union Pacific Corp. 6.15% 2037	3,990	3,419
Drivetime Auto Owner Trust, Series 2006-B, Class A-3, MBIA insured, 5.227% 2012[2,3,4,5]	6,889	6,323
Banco Mercantil del Norte, SA 6.135% 2016[2,5]	2,355	2,202
Banco Mercantil del Norte, SA 6.862% 2021[4,5]	4,600	4,080
Freescale Semiconductor, Inc., Term Loan B, 4.236% 2013[3,4,7]	543	446
Freescale Semiconductor, Inc. 9.125% 2014[6]	5,575	3,540
Freescale Semiconductor, Inc. 10.125% 2016	3,450	2,225
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class II-A-1, 6.127% 2036[3,4]	7,719	4,861
Merrill Lynch Mortgage Investors, Inc., Series 2006-RM1, Class A-2B, 5.45% 2037[3,4]	1,415	1,210
SBC Communications Inc. 5.625% 2016	1,500	1,391
AT&T Inc. 5.50% 2018	4,000	3,568
SBC Communications Inc. 6.45% 2034	1,275	1,097
Constellation Brands, Inc. 8.375% 2014	1,000	995
Constellation Brands, Inc. 7.25% 2017	5,410	5,004
Merrill Lynch & Co., Inc. 6.875% 2018	6,760	5,991
Goldman Sachs Group, Inc. 6.15% 2018	4,875	4,061
Goldman Sachs Group, Inc. 6.75% 2037	2,750	1,840
Ukraine Government 6.58% 2016	5,000	3,601
Ukraine Government 6.75% 2017[5]	3,100	2,197
Univision Communications, Inc., Second Lien Term Loan B, 6.50% 2009[3,4,7]	385	368
Univision Communications Inc. 7.85% 2011	2,150	1,688
Univision Communications, Inc., First Lien Term Loan B, 5.049% 2014[3,4,7]	780	503
Univision Communications Inc. 9.75% 2015[5,6]	6,825	3,208
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035[3]	550	525
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 3.557% 2037[3,4]	7,417	4,184
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.935% 2047[3,4]	1,721	1,028
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 2033[2,3]	5,365	5,395
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-2, 3.89% 2037[3]	524	517
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042[3]	3,461	3,381
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 6.065% 2045[3,4]	1,580	1,474
Chase Issuance Trust, Series 2007-A9, Class A, 2.518% 2014[3,4]	5,700	5,348
Toys “R” Us, Inc. 7.625% 2011	6,340	5,326
Northern Rock PLC 5.60% (undated)[4,5]	3,635	1,908
Northern Rock PLC 6.594% (undated)[4,5]	6,480	3,402
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.915% 2049[3,4]	4,000	3,627
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-M, 5.915% (undated)[3,4]	2,000	1,655
Kroger Co. 6.40% 2017	4,000	3,842
Kroger Co. 6.90% 2038	1,500	1,396
IndyMac IMSC Mortgage Loan Trust, Series 2007-F2, Class 2-A-1, 6.50% 2037[3]	3,502	1,909
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2-A-1, 6.50% 2037[3]	5,286	3,315
GSR Mortgage Loan Trust, Series 2004-10F, Class 1-A-5, 4.50% 2019[3]	4,795	4,467
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020[3]	775	746
Dollar General Corp. 10.625% 2015	1,250	1,237
Dollar General Corp. 11.875% 2017[4,6]	4,250	3,952
Macy’s Retail Holdings, Inc. 7.875% 2015	2,000	1,899
Federated Retail Holdings, Inc. 5.90% 2016	3,065	2,530
Federated Retail Holdings, Inc. 6.375% 2037	1,025	744
Dominican Republic 9.50% 2011[3]	1,209	1,191
Dominican Republic 9.04% 2018[2,3,5]	2,459	2,312
Dominican Republic 9.04% 2018[2,3]	1,771	1,664
Developers Diversified Realty Corp. 5.25% 2011	2,500	2,370
Developers Diversified Realty Corp. 5.375% 2012	2,450	2,229
Developers Diversified Realty Corp. 5.50% 2015	630	540
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018[3]	2,638	2,542
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034[3]	491	416
Residential Accredit Loans, Inc., Series 2006-QA1, Class A-III-1, 6.243% 2036[3,4]	554	361
Residential Accredit Loans, Inc., Series 2007-QS11, Class A-1, 7.00% 2037[3]	1,567	1,125
Residential Accredit Loans, Inc., Series 2007-QS9, Class A-33, 6.50% 2037[3]	1,111	663
Gabonese Republic 8.20% 2017[5]	5,500	5,103
Capital One Multi-asset Execution Trust, Series 2005-1, Class C, 2.888% 2013[3,4]	5,500	5,092
PCCW-HKT Capital No. 3 Ltd. 5.25% 2015[5]	6,300	5,035
Simon Property Group, LP 6.35% 2012	1,300	1,282
Simon Property Group, LP 5.875% 2017	1,850	1,638
Simon Property Group, LP 6.125% 2018	2,260	2,005
CanWest Media Inc., Series B, 8.00% 2012	4,981	4,184
CanWest MediaWorks Inc. 9.25% 2015[5]	1,000	725
Thomson Reuters Corp. 5.95% 2013	1,750	1,750
Thomson Reuters Corp. 6.50% 2018	3,245	3,109
Corporación Andina de Fomento 5.75% 2017	5,025	4,650
Deutsche Telekom International Finance BV 5.875% 2013	4,730	4,522
Capital One Auto Finance Trust, Series 2007-B, Class A3A, MBIA insured, 5.03% 2012[3]	4,666	4,508
CHL Mortgage Pass-Through Trust, Series 2003-50, Class A-1, 5.00% 2018[3]	3,154	2,994
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.573% 2035[3,4]	1,312	916
CHL Mortgage Pass-Through Trust, Series 2006-HYB5, Class 3-A-1B, 5.905% 2036[3,4]	873	537
Ford Motor Credit Co. 7.375% 2009[2]	325	268
Ford Motor Credit Co. 9.75% 2010[2,4]	2,150	1,589
Ford Motor Credit Co. 7.375% 2011	2,100	1,396
Ford Motor Credit Co. 5.538% 2012[2,4]	1,000	605
Ford Motor Co. 6.50% 2018	1,326	550
Abbott Laboratories 5.875% 2016	3,435	3,432
Abbott Laboratories 5.60% 2017	965	937
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[3]	1,270	1,118
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[3]	410	348
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[3]	577	493
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[3]	2,715	2,390
NXP BV and NXP Funding LLC 7.875% 2014	3,325	2,244
NXP BV and NXP Funding LLC 9.50% 2015	3,970	2,054
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	1,050	1,033
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	3,300	3,255
First Data Corp., Term Loan B2, 5.948% 2014[3,4,7]	4,780	4,147
Mohegan Tribal Gaming Authority 6.375% 2009	970	926
Mohegan Tribal Gaming Authority 7.125% 2014	4,500	3,217
Michaels Stores, Inc., Term Loan B, 4.75% 2013[3,4,7]	247	182
Michaels Stores, Inc. 10.00% 2014	5,425	3,445
Michaels Stores, Inc. 11.375% 2016	975	466
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[3,5]	5,115	4,092
US Investigations Services, Inc. 10.50% 2015[5]	1,900	1,700
US Investigations Services, Inc., Term Loan B, 5.954% 2015[3,4,7]	1,737	1,502
US Investigations Services, Inc. 11.75% 2016[2,5]	1,035	828
TL Acquisitions, Inc., Term Loan B, 6.20% 2014[3,4,7]	1,312	1,074
Thomson Learning 10.50% 2015[5]	2,575	2,047
Thomson Learning 0%/13.25% 2015[5,8]	1,295	874
Lehman Brothers Holdings Inc., Series I, 6.875% 2018[9]	30,630	3,982
Lehman Brothers Holdings Capital Trust VII 5.857% (undated)[4,9]	13,750	7
Burlington Northern Santa Fe Corp. 6.15% 2037	4,040	3,699
BNSF Funding Trust I 6.613% 2055[3,4]	335	275
Centennial Communications Corp. 8.541% 2013[4]	710	650
Centennial Communications Corp. 10.00% 2013	2,250	2,166
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	840	836
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[4]	250	249
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7-A-1, 5.00% 2019[3]	4,054	3,848
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S6, Class II-A-3, 4.75% 2018[3]	1,023	962
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Class 1-A1, 5.342% 2037[3,4]	3,310	2,814
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[3,5]	4,295	3,676
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[3]	116	99
Norfolk Southern Corp. 7.05% 2037	3,640	3,766
Ceridian Corp. 11.25% 2015[5]	4,550	3,765
Navios Maritime Holdings Inc. 9.50% 2014	4,025	3,723
Sunoco, Inc. 5.75% 2017	3,900	3,701
Stater Bros. Holdings Inc. 8.125% 2012	1,460	1,438
Stater Bros. Holdings Inc. 7.75% 2015	2,300	2,162
Boyd Gaming Corp. 7.75% 2012	620	549
Boyd Gaming Corp. 6.75% 2014	3,025	2,186
Boyd Gaming Corp. 7.125% 2016	1,175	820
ARAMARK Corp., Term Loan B, 5.637% 2014[3,4,7]	54	48
ARAMARK Corp., Term Loan B, Letter of Credit, 5.637% 2014[3,4,7]	3	3
ARAMARK Corp. 8.50% 2015	2,300	2,173
ARAMARK Corp. 6.301% 2015[4]	1,500	1,320
Orascom Telecom 7.875% 2014[5]	3,980	3,502
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class I-A4A, 5.574% 2035[3,4]	4,903	3,496
ACE INA Holdings Inc. 5.875% 2014	1,510	1,484
ACE INA Holdings Inc. 5.80% 2018	2,200	2,008
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 2016[3]	4,250	3,474
CSX Corp. 7.45% 2038	3,740	3,440
Allison Transmission Holdings, Inc. 11.25% 2015[5,6]	1,050	866
Allison Transmission Holdings, Inc. 11.00% 2015[5]	2,875	2,516
Citibank Credit Card Issuance Trust, Class 2004-A7, 2.901% 2013[3,4]	2,100	1,960
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015[3]	1,500	1,404
Liberty Mutual Group Inc. 6.50% 2035[5]	535	389
Liberty Mutual Group Inc. 7.50% 2036[5]	1,815	1,436
Liberty Mutual Group Inc., Series A, 7.80% 2087[5]	2,275	1,377
SLM Corp., Series A, 5.40% 2011	1,250	876
SLM Corp., Series A, 5.45% 2011	2,000	1,401
SLM Corp., Series A, 5.00% 2015	1,500	901
ProLogis 6.625% 2018	3,690	3,175
CoBank ACB 3.419% 2022[4,5]	4,275	3,158
Lincoln National Corp. 7.00% 2066[4]	4,110	3,138
Panama (Republic of) Global 7.25% 2015	3,000	3,127
Stora Enso Oyj 7.25% 2036[5]	4,295	3,111
Seneca Gaming Corp. 7.25% 2012	1,300	1,138
Seneca Gaming Corp., Series B, 7.25% 2012	2,250	1,969
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018[3]	3,215	3,023
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.491% 2027[3,4,5]	80	80
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037[3]	3,130	3,076
Schering-Plough Corp. 6.00% 2017	3,275	3,076
Lehman Mortgage Trust, Series 2007-7, Class 6-A4, 7.00% 2037[3]	2,942	1,610
Lehman Mortgage Trust, Series 2007-8, Class 3-A1, 7.25% 2037[3]	2,302	1,462
HSBC Holdings PLC 6.50% 2037	3,570	3,045
Tesco PLC 5.50% 2017[5]	3,350	3,005
NTL Cable PLC 8.75% 2014	3,550	3,000
Sanmina-SCI Corp. 6.75% 2013	2,150	1,892
Sanmina-SCI Corp. 8.125% 2016	1,150	983
Chubb Corp. 5.75% 2018	2,130	1,977
Chubb Corp. 6.375% 2067[4]	1,160	886
Quebecor Media Inc. 7.75% 2016	2,250	1,980
Quebecor Media Inc. 7.75% 2016	1,000	880
Hanesbrands Inc., Series B, 6.508% 2014[4]	3,405	2,843
Triad Automobile Receivables Trust, Series 2007-A, Class A-3, FSA insured, 5.28% 2012[3]	2,890	2,827
Nalco Co. 7.75% 2011	1,475	1,453
Nalco Co. 8.875% 2013	875	877
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[2,8]	475	442
Petroplus Finance Ltd. 6.75% 2014[5]	1,425	1,211
Petroplus Finance Ltd. 7.00% 2017[5]	1,850	1,545
Ashtead Group PLC 8.625% 2015[5]	1,915	1,656
Ashtead Capital, Inc. 9.00% 2016[5]	1,250	1,081
American Media Operations, Inc., Series B, 10.25% 2009[5]	103	73
American Media Operations, Inc., Series B, 10.25% 2009	3,330	2,356
American Media Operations, Inc. 8.875% 2011[5]	14	10
American Media Operations, Inc. 8.875% 2011	380	264
AMC Entertainment Inc. 8.00% 2014	525	454
AMC Entertainment Inc., Series B, 11.00% 2016	2,250	2,227
LUKOIL International Finance BV 6.356% 2017	3,300	2,524
LUKOIL International Finance BV 6.656% 2022[5]	200	134
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	2,000	2,504
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	2,650	2,499
HealthSouth Corp. 10.75% 2016[2]	2,400	2,484
NRG Energy, Inc. 7.25% 2014	2,665	2,478
Delhaize Group 6.50% 2017	1,500	1,423
Delhaize America, Inc. 9.00% 2031	1,000	1,052
PTS Acquisition Corp. 9.50% 2015[2,6]	3,290	2,468
Hughes Communications, Inc. 9.50% 2014	2,500	2,438
Koninklijke Philips Electronics NV 5.75% 2018	2,500	2,405
Radio One, Inc., Series B, 8.875% 2011	1,200	987
Radio One, Inc. 6.375% 2013[2]	2,060	1,370
Jamaican Government 8.00% 2019[3]	2,500	2,356
United Mexican States Government Global 6.375% 2013	1,826	1,882
United Mexican States Government Global 6.05% 2040	520	469
Verizon Communications Inc. 5.25% 2013	1,500	1,447
Verizon Communications Inc. 5.50% 2017	1,000	899
Cablevision Systems Corp., Series B, 8.00% 2012	2,470	2,334
DRS Technologies, Inc. 6.875% 2013	1,815	1,806
DRS Technologies, Inc. 6.625% 2016	225	228
DRS Technologies, Inc. 7.625% 2018	250	263
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 2043[3,4]	2,575	2,274
Kansas City Southern Railway Co. 7.50% 2009	2,250	2,261
HCA Inc., Term Loan B, 6.012% 2013[3,4,7]	1,546	1,377
HCA Inc. 9.625% 2016[6]	925	881
MGM MIRAGE 6.00% 2009	350	329
Mandalay Resort Group 6.375% 2011	275	227
MGM MIRAGE 6.75% 2013	915	718
MGM MIRAGE 5.875% 2014	1,250	909
MGM MIRAGE 6.625% 2015	100	70
E*TRADE Financial Corp. 8.00% 2011	1,925	1,684
E*TRADE Financial Corp. 7.875% 2015	680	547
Lafarge 6.50% 2016	2,450	2,213
Rouse Co. 6.75% 2013[5]	1,875	1,284
Rouse Co. 5.375% 2013	1,500	923
Tenneco Automotive Inc. 8.625% 2014	2,740	2,192
Cott Beverages Inc. 8.00% 2011	3,075	2,168
PETRONAS Capital Ltd. 7.00% 2012[5]	2,050	2,153
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-2, 5.234% 2023[3]	2,225	2,146
Albertson’s, Inc. 8.00% 2031	2,300	2,143
Marks and Spencer Group PLC 6.25% 2017[5]	2,500	2,141
PNC Funding Corp., Series II, 6.113% (undated)[4,5]	3,100	2,135
Sealy Mattress Co. 8.25% 2014	2,680	2,117
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	2,125	2,112
DynCorp International and DIV Capital Corp. 9.50% 2013[5]	890	886
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	1,245	1,220
J.P. Morgan Mortgage Trust, Series 2006-A7, Class 2-A-4, 5.802% 2037[3,4]	3,104	2,100
CNA Financial Corp. 6.50% 2016	2,270	2,099
Discover Card Execution Note Trust, Series 2008-3, Class A, 5.10% 2013[3]	2,000	2,013
Husky Energy Inc. 6.80% 2037	2,425	2,012
AES Corp. 7.75% 2015	2,200	2,008
Metals USA Holdings Corp. 8.791% 2012[4,6]	1,100	886
Metals USA, Inc. 11.125% 2015	1,150	1,110
Pinnacle Entertainment, Inc. 7.50% 2015	2,650	1,974
Wal-Mart Stores, Inc. 4.25% 2013	2,000	1,965
New York Life Global Funding 4.65% 2013[5]	1,940	1,941
El Salvador (Republic of) 7.65% 2035[5]	1,970	1,940
Drummond Co., Inc. 7.375% 2016[5]	2,275	1,939
Chohung Bank 4.50% 2014[4,5]	2,000	1,929
ISA Capital do Brasil SA 8.80% 2017[5]	2,000	1,925
Hawker Beechcraft Acquisition Co., LLC 8.875% 2015[6]	1,730	1,574
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	225	207
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	150	135
AES Panamá, SA 6.35% 2016[5]	2,000	1,915
TEPPCO Partners LP 7.00% 2067[4]	2,270	1,911
Allied Waste North America, Inc., Series B, 5.75% 2011	650	626
Allied Waste North America, Inc., Series B, 7.375% 2014	1,280	1,251
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041[3]	2,000	1,872
Duane Reade Inc. 7.319% 2010[4]	1,250	1,144
Duane Reade Inc. 9.75% 2011	855	722
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[3,4]	1,932	1,852
Banque Centrale de Tunisie 7.375% 2012	1,750	1,831
American Express Co. 8.15% 2038	2,000	1,793
DAE Aviation Holdings, Inc. 11.25% 2015[2,5]	1,990	1,791
Gaylord Entertainment Co. 8.00% 2013	2,025	1,772
VWR Funding, Inc. 10.25% 2015[2,4,6]	2,025	1,721
Level 3 Financing, Inc. 9.25% 2014	2,260	1,718
Serena Software, Inc. 10.375% 2016	1,936	1,713
ZFS Finance (USA) Trust V 6.50% 2067[4,5]	2,550	1,711
TransDigm Inc. 7.75% 2014	1,800	1,701
Southern Natural Gas Co. 5.90% 2017[5]	1,900	1,691
J.C. Penney Co., Inc. 8.00% 2010	1,655	1,689
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	1,895	1,687
International Paper Co. 7.95% 2018	1,700	1,673
Cricket Communications, Inc. 9.375% 2014	1,775	1,660
Hewlett-Packard Co. 5.50% 2018	1,750	1,645
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	1,375	1,385
Sierra Pacific Resources 8.625% 2014	250	257
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	1,730	1,639
Agile Property Holdings Ltd. 9.00% 2013	2,500	1,619
Windstream Corp. 8.125% 2013	1,400	1,337
Windstream Corp. 8.625% 2016	300	278
CWHEQ Home Equity Loan Trust, Series 2007-S1, Class A-6, MBIA insured, 5.693% 2036[3,4]	3,869	1,613
K. Hovnanian Enterprises, Inc. 6.00% 2010	1,000	900
K. Hovnanian Enterprises, Inc. 8.875% 2012	910	582
K. Hovnanian Enterprises, Inc. 6.50% 2014	200	119
Four Times Square Trust, Series 2000-4TS, Class C, 7.86% 2015[3,5]	1,500	1,580
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	1,265	1,063
Stone Container Corp. 8.375% 2012	205	173
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	400	326
Capmark Financial Group Inc. 5.875% 2012	2,500	1,247
Capmark Financial Group Inc. 6.30% 2017	690	271
Realogy Corp., Term Loan B, 5.487% 2013[3,4,7]	214	162
Realogy Corp., Term Loan, Letter of Credit, 5.468% 2013[3,4,7]	58	44
Realogy Corp. 10.50% 2014	2,275	1,012
Realogy Corp. 11.00% 2014[6]	775	300
Hertz Corp. 10.50% 2016	1,800	1,512
Bear Stearns ALT-A Trust, Series 2005-9, Class II-6A-1, 5.788% 2035[3,4]	2,363	1,510
JBS SA 10.50% 2016	1,945	1,503
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A-2B, 5.723% 2037[3,4]	2,050	1,501
iStar Financial, Inc. 6.00% 2010	745	445
iStar Financial, Inc., Series B, 5.125% 2011	355	181
iStar Financial, Inc. 6.50% 2013	350	180
iStar Financial, Inc., Series B, 5.70% 2014	50	25
iStar Financial, Inc. 6.05% 2015	1,350	662
THL Buildco, Inc. 8.50% 2014	2,090	1,202
NTK Holdings Inc. 0%/10.75% 2014[3,8]	650	283
Education Management LLC and Education Management Finance Corp. 8.75% 2014	725	609
Education Management LLC and Education Management Finance Corp. 10.25% 2016	1,070	861
Coventry Health Care, Inc. 6.30% 2014	1,600	1,469
Northwest Airlines, Inc., Term Loan B, 7.27% 2013[2,3,4,7]	452	426
Northwest Airlines, Inc., Term Loan A, 5.52% 2018[2,3,4,7]	1,149	1,037
GMAC LLC 4.054% 2009[4]	1,500	1,085
Residential Capital Corp. 8.375% 2010[4]	1,600	376
Safeway Inc. 6.35% 2017	1,500	1,456
Gulfstream Natural Gas 6.19% 2025[5]	1,670	1,422
UPM-Kymmene Corp. 5.625% 2014[5]	1,590	1,412
Guatemala (Republic of) 10.25% 2011	990	1,104
Guatemala (Republic of) 9.25% 2013	260	291
Colombia (Republic of) Global 10.375% 2033	484	661
Colombia (Republic of) Global 7.375% 2037	715	718
Georgia Gulf Corp. 9.50% 2014	2,215	1,373
SunGard Data Systems Inc. 9.125% 2013	1,500	1,358
Allstate Corp., Series B, 6.125% 2067[4]	1,830	1,345
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	1,615	1,340
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023[2,3,5]	1,923	1,327
Canadian Natural Resources Ltd. 5.70% 2017	1,500	1,313
New Century Home Equity Loan Trust, Series 2006-2, Class A-2-b, 3.367% 2036[3,4]	1,625	1,299
Local T.V. Finance LLC 9.25% 2015[5,6]	1,895	1,241
Symbion Inc. 11.00% 2015[4,5,6]	1,637	1,236
LBI Media, Inc. 8.50% 2017[5]	1,855	1,234
Old Dominion Electric Cooperative, Series 2003-A, 5.676% 2028[3]	1,312	1,230
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.378% 2042[3,4]	1,250	1,195
Fifth Third Capital Trust IV 6.50% 2067[4]	2,720	1,192
Surgical Care Affiliates, Inc. 8.875% 2015[2,5,6]	800	672
Surgical Care Affiliates, Inc. 10.00% 2017[2,5]	700	511
Iron Mountain Inc. 6.625% 2016	1,250	1,181
Sensata Technologies BV 8.00% 2014[4]	1,370	1,165
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A-5, 3.267% 2037[3,4]	1,335	1,150
Mylan Inc., Term Loan B, 7.063% 2014[2,3,4,7]	1,241	1,141
AEP Industries Inc. 7.875% 2013	1,510	1,140
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033[3]	122	122
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038[3]	1,000	991
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 2011[3]	1,125	1,109
Fox Acquisition LLC 13.375% 2016[2,5]	1,225	1,090
Neiman Marcus Group, Inc. 9.00% 2015[6]	1,275	1,074
Nationwide Financial Services, Inc. 6.75% 2067[4]	1,970	1,068
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[3]	105	106
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[3]	73	69
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[3]	1,151	889
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[3,5]	1,056	1,063
TNK-BP Finance SA 7.50% 2016[5]	1,500	1,054
Warner Music Group 7.375% 2014	1,390	1,039
Alion Science and Technology Corp. 10.25% 2015	1,630	1,035
Nationwide Mutual Insurance Co. 8.25% 2031[5]	1,000	1,029
ERP Operating LP 6.584% 2015	1,085	1,010
Cooper-Standard Automotive Inc. 7.00% 2012	250	203
Cooper-Standard Automotive Inc. 8.375% 2014	1,225	778
Brandywine Operating Partnership, LP 5.625% 2010	1,000	962
Building Materials Corp. of America 7.75% 2014	1,205	958
BCAP LLC Trust, Series 2006-AA2, Class A-1, 3.377% 2037[3,4]	1,547	955
CIT Group Inc. 7.625% 2012	1,500	952
MetroPCS Wireless, Inc. 9.25% 2014	1,000	940
American General Finance Corp., Series J, 6.90% 2017	1,990	924
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-2 10.98% 2031[2,3,5]	1,000	912
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[2,3,5]	850	737
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[2,3,5]	200	174
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[3]	1,000	909
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.518% 2044[3,4]	1,000	906
Goodyear Tire & Rubber Co. 8.625% 2011	906	901
Yankee Candle Co., Inc., Series B, 8.50% 2015	1,200	876
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[3,5]	475	473
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[3,5]	105	99
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[3,5]	105	100
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[3,5]	105	91
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 2036[3,5]	105	96
Smithfield Foods, Inc. 7.75% 2017	1,075	849
Kimco Realty Corp., Series C, 5.783% 2016	550	489
Kimco Realty Corp. 5.70% 2017	415	358
Irwin Home Equity, Series 2006-P1, Class 2-A4, AMBAC insured, 5.80% 2037[3,4,5]	1,000	845
American Home Mortgage Assets Trust, Series 2007-3, Class II-2A-1, 6.25% 2037[3,4]	1,381	844
TRW Automotive Inc. 7.00% 2014[5]	1,000	830
Catlin Insurance Ltd. 7.249% (undated)[4,5]	1,835	820
France Télécom 7.75% 2011[4]	730	767
Standard Pacific Corp. 5.125% 2009	775	744
Standard Pacific Corp. 6.25% 2014	25	19
Securitized Asset-backed Receivables LLC Trust, Series 2006-HE2, Class A-2C, 3.357% 2036[2,3,4]	1,750	753
William Lyon Homes, Inc. 10.75% 2013	1,300	566
William Lyon Homes, Inc. 7.50% 2014	450	178
Canadian National Railway Co. 5.55% 2018	750	742
Marriott International, Inc., Series J, 5.625% 2013	785	741
Cinemark, Inc. 0%/9.75% 2014[8]	750	725
Elizabeth Arden, Inc. 7.75% 2014	770	705
Vitamin Shoppe Industries Inc. 10.304% 2012[2,4]	750	695
Tyson Foods, Inc. 7.35% 2016[4]	835	693
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[3,5]	750	683
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	780	669
Team Finance LLC and Health Finance Corp. 11.25% 2013[2]	655	668
Dole Food Co., Inc. 7.25% 2010	250	221
Dole Food Co., Inc. 8.875% 2011	505	427
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	750	641
Cox Communications, Inc. 4.625% 2010	625	616
Plastipak Holdings, Inc. 8.50% 2015[2,5]	750	611
Lazard Group LLC 7.125% 2015	700	608
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014[2]	929	604
SunTrust Banks, Inc. 7.25% 2018	680	603
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[3]	550	506
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[3]	183	90
Viant Holdings Inc. 10.125% 2017[5]	693	565
Hawaiian Telcom Communications, Inc. 9.75% 2013	1,060	217
Hawaiian Telcom Communications, Inc. 8.486% 2013[4]	90	18
Hawaiian Telcom Communications, Inc., Term Loan C, 6.262% 2014[3,4,7]	423	297
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	2,125	521
Idearc Inc. 8.00% 2016	1,845	512
Qwest Capital Funding, Inc. 7.25% 2011	130	122
Qwest Communications International Inc., Series B, 7.50% 2014	250	218
U S WEST Communications, Inc. 6.875% 2033	250	169
Skandinaviska Enskilda Banken AB 6.875% 2009	500	506
Atlas Copco AB 5.60% 2017[5]	500	487
Universal Hospital Services, Inc. 6.303% 2015[4]	540	478
Toll Brothers, Inc. 4.95% 2014	540	465
Banc of America Funding Trust, Series 2005-H, Class 9-A-1, 5.938% 2035[3,4]	721	442
Liberty Media Corp. 8.25% 2030	650	442
WDAC Intermediate Corp. 8.375% 2014[5]	775	430
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[3,4]	625	422
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[2,3,5]	460	409
Young Broadcasting Inc. 10.00% 2011	2,695	404
Regal Cinemas Corp., Series B, 9.375% 2012[2]	400	392
Meritage Homes Corp. 6.25% 2015	525	391
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037[3]	390	386
Esterline Technologies Corp. 6.625% 2017	400	382
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	375	349
Dex Media, Inc., Series B, 8.00% 2013	750	349
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031[3]	363	321
Rockwood Specialties Group, Inc. 7.50% 2014	325	310
Home Equity Mortgage Trust, Series 2006-2, Class 1A-1, 5.367% 2036[2,3,4]	349	148
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 2037[3,4]	441	106
RSC Holdings III, LLC, Second Lien Term Loan B, 6.30% 2013[3,4,7]	279	220
Iraq (Republic of) 5.80% 2028[3,5]	250	161
Pemex Project Funding Master Trust 9.125% 2010	110	118
Carmike Cinemas, Inc., Delayed Draw, Term Loan, 6.47% 2012[3,4,7]	118	107
Host Marriott, LP, Series K, 7.125% 2013	100	90
ACIH, Inc. 11.50% 2012[5,9]	650	81
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[2,3,5]	59	60
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015[2]	50	52
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 8.00% 2014	310	38
Delphi Corp. 6.50% 2013[9]	240	31
Stoneridge, Inc. 11.50% 2012	25	25
		3,117,675

Total bonds & notes (cost: $9,377,947,000)		9,009,111

		Value
Preferred securities — 1.25%	Shares	(000)

EUROS — 0.76%
HVB Funding Trust VIII 7.055%[2,4]	16,250,000	US$ 19,237
UniCredito Italiano Capital Trust III 4.028%[2,4]	1,000,000	935
UniCredito Italiano Capital Trust I, Class B, 8.048%[4]	8,000,000	11,014
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative[2,4]	21,100,000	16,917
Standard Chartered Capital Trust I 8.16%[4]	6,500,000	9,151
Allied Irish Banks, PLC 4.781%[2,4]	3,000,000	1,941
Allied Irish Banks, PLC 7.50% perpetual reserve capital instruments[4]	2,500,000	2,868
MUFG Capital Finance 2 Ltd. 4.85% noncumulative[4]	3,750,000	3,471
Bank of Ireland UK Holdings PLC 7.40%[4]	3,000,000	3,248
Barclays Bank PLC 4.75%[4]	3,500,000	2,329
SG Capital Trust I 7.875% noncumulative trust[4]	1,000,000	1,390
BNP Paribas Capital Trust IV 6.342%[4]	500,000	631
		73,132

U.S. DOLLARS — 0.44%
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[4,5]	8,800,000	8,968
Société Générale 5.922%[4,5]	9,635,000	7,922
Standard Chartered PLC 6.409%[4,5]	7,500,000	5,788
SMFG Preferred Capital USD 1 Ltd. 6.078%[4,5]	5,920,000	4,257
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[4,5]	7,085,000	3,635
BNP Paribas 7.195%[4,5]	3,900,000	2,718
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative[4,5]	2,138,000	1,803
AXA SA, Series B, 6.379%[4,5]	2,725,000	1,524
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[4,5]	2,000,000	1,493
PNC Preferred Funding Trust I 6.517%[4,5]	1,600,000	1,120
XL Capital Ltd., Series E, 6.50%[4]	1,665,000	984
Resona Preferred Global Securities (Cayman) Ltd. 7.191%[4,5]	1,070,000	795
QBE Capital Funding II LP 6.797%[4,5]	750,000	600
Barclays Bank PLC 7.434%[4,5]	250,000	204
Fannie Mae, Series O, 7.00%[4,5]	16,230	44
		41,855

BRITISH POUNDS — 0.05%
Commerzbank Capital Funding Trust II, Class B, 5.905% noncumulative[2,4]	2,000,000	2,247
SMFG Preferred Capital GBP 1 Ltd. 6.164%[2,4]	990,000	1,209
BOI Capital Funding (No. 4) LP 6.43%[4]	1,000,000	1,115
		4,571

MISCELLANEOUS — 0.00%
Other preferred securities in initial period of acquisition		325

Total preferred securities (cost: $158,806,000)		119,883

Warrants — 0.00%

U.S. DOLLARS — 0.00%
GT Group Telecom Inc., warrants, expire 2010[2,5,10]	1,000	—	*

Total warrants (cost: $52,000)		—	*

	Principal amount	Value
Short-term securities — 2.97%	(000)	(000)

Federal Home Loan Bank 2.25%–2.30% due 10/20–10/27/2008	US$36,400	US$ 36,341
Nestlé Finance International Ltd. 2.02% due 10/8/2008	34,600	34,584
Swedish Export Credit Corp. 2.25%–2.36% due 10/2–11/19/2008	33,200	33,097
KfW 2.22% due 10/2/2008[5]	30,000	29,996
BMW U.S. Capital LLC 2.04%–2.10% due 10/10–11/21/2008[5]	29,700	29,652
Jupiter Securitization Co., LLC 5.50% due 10/1/2008[5]	27,900	27,896
Caisse d’Amortissement de la Dette Sociale 2.17% due 10/3/2008	25,000	24,996
Toronto-Dominion Holdings USA Inc. 2.375% due 10/6/2008[5]	25,000	24,990
Fannie Mae 2.08%–2.36% due 10/20–11/3/2008	18,500	18,470
Procter & Gamble International Funding S.C.A. 2.10% due 10/2/2008[5]	9,500	9,499
AT&T Inc. 2.21% due 10/2/2008[5]	7,985	7,984
Novartis Finance Corp. 2.07% due 10/23/2008[5]	6,400	6,392

Total short-term securities (cost: $283,928,000)		283,897

Total investment securities (cost: $9,820,733,000)		9,412,891
Other assets less liabilities		158,449

Net assets		US$9,571,340

*Amount less than one thousand.

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Index-linked bond whose principal amount moves with a government retail price index.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $724,058,000, which represented 7.56% of the net assets of the fund.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $644,060,000, which represented 6.73% of the net assets of the fund.

[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[7]
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $15,052,000, which represented .16% of the net assets of the fund.

[8]	Step bond; coupon rate will increase at a later date.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Security did not produce income during the last 12 months.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-931-1108O-S15835

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO
To the Shareholders and Board of Directors of
Capital World Bond Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Bond Fund, Inc.
(the “Fund”) as of September 30, 2008, and for the year then ended and have issued our report thereon dated November 10, 2008 , which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2008, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 10, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD BOND FUND, INC.

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and Principal Executive Officer

Date: December 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and Principal Executive Officer

Date: December 8, 2008

By /s/ M. Susan Gupton
M. Susan Gupton, Treasurer and Principal Financial Officer

Date: December 8, 2008